UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
☑ Filed by the Registrant	☐ Filed by a party other than the Registrant
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
PTC Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ptc

# PROXY STATEMENT

## 2025

NOTICE OF ANNUAL SHAREHOLDERS' MEETING

ptc.com

ABOUT PTC
At PTC, we don’t just imagine a better world, we help create it.
Our software is used by manufacturing companies to design, manufacture, and service products that the world relies on to enrich our lives every day. While our customers range from industrial giants to startups, they have one thing in common: products — cars, medical devices, wind turbines, computers, and so much more. Our digital technologies provide the backbone to transform how these physical products are engineered, made, and serviced with excellence, efficiency, sustainability, and the customer experience in mind.
Our broad software portfolio includes market-leading computer-aided design and product lifecycle management technologies. With PTC technologies, companies are able to innovate faster, operate more efficiently, and differentiate after-market service. Each of our technologies on its own can be transformational. When used together, our technologies help companies develop a digital thread across their operations, enabling them to enhance the customer experience, create new product offerings and business models, and improve efficiency and productivity.

PTC at a Glance

NOTICE OF 2025 ANNUAL SHAREHOLDERS’ MEETING
WHEN	WHERE	RECORD DATE
Wednesday, February 12, 2025 10:00 a.m., Boston Time	PTC Inc. 121 Seaport Boulevard Boston, MA 02210	All shareholders as of the record date, December 13, 2024, have the right to attend and vote at the Annual Shareholders’ Meeting.
Matters to Be Voted on at the Annual Meeting
Proposal		Board Recommendation
1	Elect eight directors to serve until the 2026 Annual Meeting of Shareholders	Vote FOR all director nominees
2	Advisory vote to approve the compensation of our named executive officers (Say-on-Pay)	Vote FOR
3	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025	Vote FOR
Other matters that are properly brought before the meeting may also be considered.
As of December 13, 2024, 120,355,676 shares of our common stock were issued and outstanding. Shareholders are entitled to one vote per share of common stock held as of such date.
In order to establish a quorum and facilitate the tabulation of votes, please vote before the meeting, even if you plan to attend the meeting.
For more information, see Information about the Annual Meeting and Voting.
HOW TO VOTE
ONLINE	BY MAIL	SCAN	BY PHONE
at www.proxyvote.com	if you received a printed version of these proxy materials	the QR code on your proxy card or notice using your mobile device	touch-tone if you received a printed version of these proxy materials
IMPORTANT NOTICE OF THE INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and our 2024 Annual Report are available to shareholders at proxyvote.com. We made this proxy statement available to shareholders beginning on January 2, 2025.

1	2024 HIGHLIGHTS
1	Business Performance Highlights
1	Sustainability Highlights
2	Proxy Summary
2	Director Nominees
3	Corporate Governance Highlights
3	Executive Compensation Highlights
4	2024 PricewaterhouseCoopers LLP Services and Fees
5	Corporate Governance and the Board of Directors
5	Proposal 1 — Election of Directors
5	Board Leadership Structure
6	Snapshot of Board Composition
7	Specific Qualifications, Skills, and Experience
8	Board Diversity
9	Director Nominees
9	Independence of Our Directors
9	Biographies
13	Board and Committee Meetings and Attendance at the Annual Meeting
13	Director Election Process and Voting Standard
14	Board Evaluation Process
14	Director Nominations and Board Refreshment
15	Board Risk Oversight
17	Committees of the Board
20	Director and Executive Officer Stock Ownership Requirements
20	Insider Trading Policies and Procedures
21	Director Compensation
23	Communications with the Board
24	Executive Compensation
24	Proposal 2 — Advisory Vote on the Compensation of Our Named Executive Officers
26	Compensation Discussion and Analysis
26	Our Compensation Philosophy
26	Our Compensation Design and Practices
28	FY2024 Performance-Based Compensation
31	FY2024 Compensation Decisions
33	How We Set Executive Compensation
34	Other Important Elements of Our Compensation Program
37	Annual Assessment of Risks Associated with Our Compensation Programs
38	Compensation Committee Report
39	Compensation Tables
39	Summary Compensation Table
41	Grants of Plan-Based Awards
42	Outstanding Equity Awards at Fiscal Year-End
44	Option Exercises and Stock Vested
45	Potential Payments Upon Termination or Change in Control
48	Additional Compensation Matters
48	Pay Ratio Disclosure
48	Pay versus Performance Disclosure
51	Auditor Matters
51	Proposal 3 — Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2025
51	Engagement of Independent Auditor and Approval of Professional Services and Fees
53	PricewaterhouseCoopers LLP Services and Fees
54	Report of the Audit Committee
55	Information about PTC Stock Ownership
55	Shareholders Who Own at Least 5% of PTC
56	Stock Owned by Directors and Officers
57	Information about the Annual Meeting and Voting
60	Other Governance Disclosures and Matters
60	Our Executive Officers
60	Shareholder Proposals and Nominations
61	2024 Amendments to the By-Laws
61	Transactions with Related Persons
61	Review of Transactions with Related Persons
62	Transactions with Related Persons
62	Delinquent Section 16(a) Reports
62	Help Us Reduce Our Environmental Impact
A-1	Appendix A — Operating and Non- GAAP Financial Measures
A-2	Performance Measures Used under Our Executives’ Performance-Based Compensation
A-2	Calculations and Reconciliations

CAUTIONARY NOTE ABOUT
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward- looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. In particular, statements that are not historical facts, including but not limited to, statements about our anticipated financial results, capital development and growth, as well as about the development of our products, markets, and workforce, are forward-looking statements. These forward-looking statements are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on our current plans, expectations and assumptions and are not guarantees of future performance. Information about factors that could cause actual results to differ materially from those in the forward-looking statements can be found in PTC’s Annual Report on Form 10-K, Forms 10-Q and other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements, which only speak as of the date made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
WEBSITE AND OTHER REFERENCES
Website references included throughout this Proxy Statement and references to our 2024 Impact Report are provided for convenience. The content on the referenced websites and in the 2024 Impact Report is not incorporated herein and is not part of this Proxy Statement.

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
2024 HIGHLIGHTS
Business Performance Highlights
ARR	ARR CONSTANT CURRENCY	CASH FLOW FROM OPERATIONS	FREE CASH FLOW

$2.26B	$2.21B	$750M	$736M

ARR (Annual Run Rate) is the value of our portfolio of recurring revenue contracts at the end of the period. Free cash flow is cash flow from operations net of capital expenditures. These measures are described and reconciled in Appendix A.

Sustainability Highlights
COMPLETED SECOND CDP SUBMISSION	RECOGNIZED AS A GREAT PLACE TO WORK IN 19 COUNTRIES
SBTi APPROVED NEAR TERM AND NET ZERO REDUCTION TARGETS	BOARD DIVERSITY INCLUDES THREE WOMEN AND TWO ETHNICALLY DIVERSE MEN

Our 2024 Impact Report shares more about our 2024 achievements and about our initiatives, progress, and work we’re doing to address the challenges we as a global community face.
Our 2024 Impact Report Appendix includes tabular reporting under the SASB Index, our Climate Risk Plan, our Carbon Footprint, and Employee Representation Data.

2025 PROXY STATEMENT	1

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement and does not contain all the information you should consider. You should read the entire proxy statement before voting.
All references to 2024 and 2023 refer to PTC’s fiscal years ended September 30, 2024 and 2023, respectively, unless otherwise indicated.
Director Nominees
Name and Primary Occupation	Age	Director since	Independent	PTC Committee Memberships
				Audit	Compensation and People	Corporate Governance	Cybersecurity
Neil Barua CEO-PTC Inc.	47	2023
Mark Benjamin Former Chief Executive Officer, Nuance Communications	54	2021
Robert Bernshteyn General Partner, ICONIQ Capital	51	2024
Janice Chaffin Former Group President, Consumer Business Unit, Symantec	70	2013
Amar Hanspal Chief Executive Officer, AMBR Technologies	61	2022
Michal Katz Head of Investment and Corporate Banking, Americas, Mizuho Financial Group	57	2022
Paul Lacy Former President, Kronos Incorporated	77	2009
Dr. Corinna Lathan Chief Executive Officer, De Oro Devices	57	2017

Board Chair	Committee Chair	Committee Member	Audit Committee Financial Expert

2	2025 PROXY STATEMENT

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Corporate Governance Highlights
See Corporate Governance and the Board of Directors for more information about our board nominees and corporate governance practices.

Executive Compensation Highlights
ALIGNMENT OF EXECUTIVES AND SHAREHOLDERS
FY2024 TARGET COMPENSATION MIX
See Executive Compensation for more information about our executive compensation policies and practices.

2025 PROXY STATEMENT	3

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
2024 PricewaterhouseCoopers LLP Services and Fees
$3,463,198 Audit + Audit-Related Fees	$1,000,000 Tax Preparation + Related Fees	$2,152,000 Other Tax + Reporting Software Fees
$6,615,198 Total PwC Fees

See Auditor Matters for more information about PricewaterhouseCoopers LLP’s services and fees.

4	2025 PROXY STATEMENT

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
PROPOSAL 1

Election of Directors
The Board is elected by the shareholders to represent and protect their interest in PTC. The Board selects and oversees the members of senior management, who are responsible for conducting the business of PTC.

All director nominees are current directors of the company. Information about each of the director nominees, including their qualifications, skills and experience that led the Corporate Governance Committee and the Board to conclude that the director should serve as a director of the company, is discussed below. Information about their PTC stock ownership is set forth in Information about PTC Stock Ownership.

The Board of Directors recommends that you vote FOR the election of all director nominees.
Board Leadership Structure
JANICE CHAFFIN
Independent Board Chair
Our Board is led by an independent Chair. We believe this Board leadership structure serves the company and our shareholders well by providing effective independent Board leadership and oversight. As we believe independent Board leadership and oversight is always appropriate, our Corporate Governance Guidelines provide that if the Board Chair is not Independent, the Board shall appoint a Lead Independent Director. The Board has adopted a Lead Independent Director Charter that establishes the responsibilities of such Lead Independent Director.

2025 PROXY STATEMENT	5

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Snapshot of Board Composition Director Nominees Only

SUPERMAJORITY IS INDEPENDENT

Not Independent
12%
88%
Independent

SHAREHOLDER INTERESTS ARE PROTECTED

Seven of our eight director nominees are independent. Our CEO is not independent.

An independent board ensures that the directors exercise independent judgment, are willing to question management, and are best suited to represent and protect the interests of shareholders.

TENURE IS WELL-BALANCED

>10 Years
25%
<5 Years
62%
13%
5-10 Years

SHAREHOLDERS BENEFIT FROM EFFECTIVE BOARD REFRESHMENT

The Board strives to achieve a balance of service on the Board through a mix of new members and perspectives and members with longer tenure with institutional knowledge.

BOARD IS DIVERSE

White Men
37.5%
37.5%
Women
25%
Ethnically Diverse Men

SHAREHOLDERS BENEFIT FROM EXISTENCE OF DIVERSE VIEWS

Of our eight director nominees, three are women and two of the men are ethnically diverse. This composition contributes a diverse set of experiences and viewpoints that we believe benefits shareholders.

6	2025 PROXY STATEMENT

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Specific Qualifications, Skills, and Experience
The Corporate Governance Committee believes that certain qualifications, skills, and experience should be represented on the Board, as described below, although not every member of the Board must possess all such qualifications, skills, and experience to be considered capable of making valuable contributions to the Board.
LEADERSHIP
Our business is complex and evolving rapidly. Individuals who have led companies or operating business units of significant size have proven leadership experience in developing and advancing a vision and making executive-level decisions.

STRATEGY	Our success depends on successful development and execution of our corporate strategy, including successful selection and execution of strategic alliances and acquisitions.
GLOBAL
We are a global company, with approximately 45% of our revenue coming from the Americas, 40% from Europe and 15% from the Asia-Pacific region. Global experience enhances understanding of the complexities and issues associated with running a global business and the challenges we face.

FINANCIAL	Our business and financial model is complex and multinational. Individuals with financial expertise are able to identify and understand the issues associated with our business and financial model.
SOFTWARE INDUSTRY	We are an enterprise software company. Individuals with enterprise software experience are better able to understand the risks and opportunities facing our business.
MANUFACTURING	We primarily serve companies in the manufacturing industry. Understanding of this industry enhances understanding of how we can best address the needs of our customers.
MARKETING	Our business depends on successfully creating awareness of our products and entering new markets. Persons with marketing experience can help us identify ways to do so successfully.
RESEARCH AND DEVELOPMENT
Our business depends on the success of our research and development efforts to develop our products and expand our offerings. Experience in this area enhances understanding of the challenges we face and best practices.

2025 PROXY STATEMENT	7

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
BOARD NOMINEES HAVE A BALANCE OF QUALIFICATIONS, SKILLS, EXPERIENCE, AND DIVERSITY
DIVERSITY AND SKILLS
Nominee	Gender or Ethnically Diverse	Leadership	Strategy	Global	Financial	Software Industry	Manufa- cturing	Marketing	R&D
Neil Barua
Mark Benjamin
Robert Bernshteyn
Janice Chaffin
Amar Hanspal
Michal Katz
Paul Lacy
Corinna Lathan
Total	5	8	8	8	8	8	2	4	2

Board Diversity
The Corporate Governance Committee’s mandate is to create and maintain a Board with a diverse set of skills and attributes that aligns with PTC’s current and anticipated future strategic needs. The Board and Corporate Governance Committee value diversity and believe that diversity among the directors as to personal and professional experiences, opinions, perspectives, and backgrounds, including diversity with respect to race, ethnicity, gender, age, and cultural backgrounds is desirable.
The Corporate Governance Committee actively seeks diverse candidates by requiring that all slates of proposed candidates include racially and/or ethnically diverse candidates and opening the aperture to identify candidates that might not otherwise be identified.
BOARD DIVERSITY MATRIX AS OF JANUARY 2, 2025
Total Number of Directors: 9	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part I: Demographic Background
Asian	—	2	—	—
White	3	4	—	—
Did Not Disclose Demographic Background	—	—

8	2025 PROXY STATEMENT

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Director Nominees
Independence of Our Directors

Our Board of Directors has determined that all the director nominees, other than our Chief Executive Officer, Mr. Barua, are independent. None of the independent directors, to our knowledge, have any business, financial, familial, or other type of relationship with PTC or its management that would impact the director’s independence.

Biographies
NEIL BARUA	Director since 2023
Age 47 Other Public Company Boards • None
Key Qualifications
•
Extensive leadership experience with global technology companies, including ServiceMax and IPC Systems

•
Knowledge of PTC’s technologies and the markets in which PTC operates

•
Knowledge in technology investments due his experience at prominent technology- focused private equity firms, and a proven track record of growing businesses

•
Strong financial acumen, a customer-first mindset, and a leadership style that empowers employees

Career Highlights
PTC Inc.
•
Chief Executive Officer
(February 2024-present)

•
CEO-Elect ( July 2023-Februrary 2024)

•
President, Service Lifecycle Management business ( January 2023-July 2023)

ServiceMax, a leader in Field Service Management
•
Chief Executive Officer
(April 2019- January 2023)

IPC Systems, Inc., a leading global provider of specialized technology solutions for the financial services industry
•
Chief Executive Officer (2014-2018)

Silver Lake and Francisco Partners, global private equity firms focused on investments in technology businesses
•
Operating Partner

Education
•
Bachelor of Science in finance and economics, NYU Stern School of Business

Diversity and Skills
	Diverse	Marketing
	Financial	Software Industry
	Global	Strategy
Leadership

2025 PROXY STATEMENT	9

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
MARK BENJAMIN	Independent Director since 2021
Age 54
Board Committees
•
Compensation and People (Chair)

•
Cybersecurity

Other Public Company Boards
•
Fidelity National Information Services, Inc. (FIS Global)

•
Nuance Communications, Inc. (2018-2022)

Key Qualifications
•
Extensive leadership experience with large global technology companies, including Nuance Communications, NCR Corporation, and ADP

•
Extensive experience advancing growth initiatives related to cloud, SaaS, mobile, big data, and IoT solutions

Career Highlights
Nuance Communications, Inc., a global software company that provides speech recognition solutions, powered by artificial intelligence.
•
Chief Executive Officer
(April 2018-November 2023)

NCR Corporation, a provider of enterprise software, hardware, and services
•
President and Chief Operating Officer (October 2016-March 2018)

Automatic Data Processing, Inc. (ADP), a provider of human resources management software and services
•
Over 20 years in various leadership positions, including as President of Global Enterprise Solutions (July 2013-October 2016)

Education
•
Bachelor’s degree in international finance and marketing, University of Miami

Diversity and Skills
	Financial	Marketing
	Global	Software Industry
	Leadership	Strategy
ROBERT BERNSHTEYN	Independent Director since 2024
Age 51 Board Committees • Compensation and People Other Public Company Boards • Coupa Software Incorporated (2009-2023) • Medallia, Inc. (2019-2021)
Key Qualifications
•
Extensive leadership experience with large global technology companies, including Coupa Software and Success Factors Inc.

•
Extensive experience advancing growth initiatives related to cloud, SaaS, mobile, big data, and IoT solutions

Career Highlights
ICONIQ Capital, a venture capital firm
•
General Partner
(February 2024-present)

Coupa Software Incorporated, a provider of Business Spend Management
•
Chief Executive Officer and Chair of the Board of Directors
(February 2009-May 2023)

Education • Master of Business Administration, Harvard Business School • Bachelor’s degree in information systems, State University of New York at Albany
Diversity and Skills
	Financial	Software Industry
	Global	Strategy
Leadership

10	2025 PROXY STATEMENT

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
JANICE CHAFFIN Chair of the Board of Directors	Independent Director since 2013
Age 70
Board Committees
•
Compensation and People

•
Corporate Governance

•
Cybersecurity

Other Public Company Boards
•
Informatica Inc.

•
Synopsys, Inc.

•
Electronics for Imaging Inc. (2018-2019)

•
International Game Technology
(2010-2015)

Key Qualifications
•
Significant leadership and software industry experience as a result of her executive roles in large global technology companies

•
Financial and accounting expertise as a result of her positions at Symantec Corporation and Hewlett-Packard Company and her service on the Audit Committees of Synopsys, International Game Technology and Informatica

•
Significant experience in corporate governance due to her considerable service on another public company governance committee and her status as a National Association of Corporate Directors Leadership Fellow

•
Significant experience in cybersecurity as a result of her roles at Symantec, and completion of the CERT Certificate in Cyber-Risk Oversight program of the Software Engineering Institute of Carnegie Mellon University

Career Highlights
Symantec Corporation, a global leader in cybersecurity solutions
•
Group President, Consumer business unit (April 2007-March 2013)

•
Chief Marketing Officer (2003-2007)

Hewlett-Packard Company, a multinational information technology company
•
Over 20 years in management and marketing leadership positions

Education
•
Master of Business Administration, University of California, Los Angeles

•
Bachelor of Arts, University of California, San Diego

Diversity and Skills
	Diverse	Marketing
	Financial	Software Industry
	Global	Strategy
Leadership
AMAR HANSPAL	Independent Director since 2022
Age 61 Board Committees • Corporate Governance (Chair) • Cybersecurity Other Public Company Boards • Aspen Technology, Inc. (2020-2022)
Key Qualifications
•
Significant leadership and software industry experience as a result of his roles as CEO of Bright Machines and Co-CEO and Chief Product Officer of Autodesk

Career Highlights
AMBR Technologies, a company that provides software for the building construction industry
•
Chief Executive Officer

Bright Machines, Inc., a software and robotics company that provides automation applications for the manufacturing industry
•
Chief Executive Officer
(May 2018-December 2021)

Autodesk, Inc., an enterprise design software company
•
Co-Chief Executive Officer
(February 2017-June 2017)

•
Chief Product Officer
(November 2011-February 2017)

Education
•
Executive Managerial Program, Stanford University

•
Master’s degree in mechanical engineering, State University of New York

•
Bachelor’s degree in mechanical engineering, Bombay University, India

Diversity and Skills
	Diverse	Marketing
	Financial	Research & Development
	Global	Software Industry
	Leadership	Strategy
Manufacturing

2025 PROXY STATEMENT	11

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
MICHAL KATZ	Independent Director since 2022
Age 57 Board Committees • Audit Other Public Company Boards • Nuance Communications, Inc. (2018-2022)
Key Qualifications
•
Significant leadership and financial experience as a result of her roles at Mizuho Financial Group, RBC Capital Markets, and Barclays

•
Experience with strategic initiatives, and strong insights into the intersection of the financial and technology markets

Career Highlights
Mizuho Financial Group, Inc., a banking holding company headquartered in Tokyo.
•
Head of Investment and Corporate Banking, Americas
(November 2019-Present)

RBC Capital Markets, LLC, a global investment bank
•
Managing Director and Co-Head of Global Technology Investment Banking
(March 2013-October 2019)

Barclays Capital Inc., a multinational universal bank headquartered in London
•
Managing Director and Global Head of Software Investment Banking
(September 2008-March 2013)

Education
•
Juris Doctor, New York University

•
Bachelor’s degree in political science, Binghamton University

Diversity and Skills
	Diverse	Software Industry
	Financial	Strategy
	Global	Leadership
PAUL LACY	Independent Director since 2009
Age 77 Board Committees • Audit (Chair) • Compensation and People • Corporate Governance Other Public Company Boards • None
Key Qualifications
•
Significant leadership and public company software experience as a result of his positions at Kronos Incorporated

•
Extensive financial accounting and manufacturing expertise as a result of his positions at Kronos

•
During his tenure at Kronos, Kronos grew from a $26 million hardware company into a $662 million enterprise software company

Career Highlights
Kronos Incorporated, a global enterprise software company
•
President (May 2006-June 2008)

•
President, Chief Financial and Administrative Officer
(November 2005-April 2006)

•
Executive Vice President and Chief Financial and Administrative Officer
(April 2002-October 2005)

Education
•
Juris Doctor, Boston College School of Law

•
Bachelor of Science in accounting, Boston College

Diversity and Skills
	Financial	Manufacturing
	Global	Software Industry
	Leadership	Strategy

12	2025 PROXY STATEMENT

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
DR. CORINNA LATHAN	Independent Director since 2017
Age 57 Board Committees • Audit • Corporate Governance • Cybersecurity (Chair) Other Public Company Boards • Ekso Bionics Holdings, Inc.
Key Qualifications
•
Extensive experience as a leader and technology innovator as a result of her work at AnthroTronix

•
Deep expertise in human-technology interfaces for robotics and mobile technology platforms

•
Significant experience and expertise in augmented reality and other technologies

Career Highlights
De Oro Devices., a biomedical device company
•
Chief Executive Officer
(January 2024 to Present)

AnthroTronix, Inc., a biomedical engineering research and development company that creates diverse products in robotics, digital health, wearable technology, and augmented reality.
•
Chief Executive Officer, Co-Founder, and Chair of the Board (July 1999-June 2022)

University of Maryland, College Park
•
Adjunct Associate Professor of Aerospace Engineering (1998-2003)

The Catholic University of America
•
Associate Professor of Biomedical Engineering (1995-1999)

Education
•
Ph.D. in neuroscience, MIT

•
S.M. in aeronautics and astronautics, MIT

•
Bachelor of Arts degree in biopsychology and mathematics, Swarthmore College.

Diversity and Skills
	Diverse	Research & Development
	Financial	Software Industry
	Global	Strategy
Leadership
Board and Committee Meetings and Attendance at the Annual Meeting

The Board and committees hold regularly scheduled meetings over the course of the year and hold additional meetings as necessary. The Board met six times in 2024. All directors attended at least 80% of meetings of the Board and the committees on which the director served in 2024.

We expect that each director will attend the Annual Meeting of Shareholders each year. All directors attended the 2024 Annual Meeting of Shareholders.
Director Election Process and Voting Standard
All directors stand for election each year. Directors are elected by a plurality of votes received. We maintain a Majority Voting Policy for uncontested director elections that requires a director who does not receive a majority of the votes cast for his or her proposed election to promptly tender his or her resignation from the Board. The Corporate Governance Committee will consider the resignation and recommend to the Board whether to accept the resignation. The Board will use its best efforts to act on the resignation and publicly disclose its decision and its rationale within 90 days following certification of the election results. The director tendering the resignation may not participate in the decisions of the Corporate Governance Committee or the Board that concern such resignation.

2025 PROXY STATEMENT	13

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Board Evaluation Process
The Board conducts an annual evaluation process, which is facilitated by a third-party once every three years. In 2024, the Board completed an internal evaluation.
Director Nominations and Board Refreshment
The Corporate Governance Committee is responsible for identifying and evaluating nominees for director and for recommending to the Board a slate of nominees for election at each Annual Meeting of Shareholders. Candidates may be suggested by directors, management, shareholders, or a search firm retained by the Committee. Shareholders may nominate candidates in accordance with the procedures described in Shareholder Proposals and Nominations. Candidates properly nominated by shareholders will be given the same consideration as other proposed candidates.
The Corporate Governance Committee considers the Board’s composition, including the alignment of the skills and professional experience of the directors with our long-term strategy, as well as the Board’s gender, racial, and ethnic diversity. The Corporate Governance Committee evaluates candidates against the standards and qualifications set forth in our Corporate Governance Guidelines and the Corporate Governance Committee Charter as well as other relevant factors.
BOARD REFRESHMENT

*
Mr. Moorjani resigned in November 2024 due to a change in occupation.

14	2025 PROXY STATEMENT

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Qualifications Required of All Directors
The Corporate Governance Committee considers each candidate’s character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant skills and experience that may contribute to the Board’s effectiveness. In addition, all candidates must be able to dedicate sufficient time and resources for the diligent performance of the duties required of a member of the Board and must not hold positions or interests that conflict with their responsibilities to PTC. Candidates must also meet any qualifications for either individual directors or the Board under applicable laws and regulations. The Committee also considers whether the candidate is independent of PTC as at least a majority of members of the Board must qualify as independent in accordance with Nasdaq independence rules. The requirements and expectations of our directors, including their independence and limitations on other board service, are more fully described in our Corporate Governance Guidelines.
Board Risk Oversight
The Board and the relevant committees review with PTC’s management the risk management practices for which they have oversight responsibility. Since overseeing risk is an ongoing process and inherent in PTC’s strategic decisions, the Board and the relevant committees do not view risk in isolation but discuss risk throughout the year in relation to ongoing operations and proposed actions and initiatives.

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BOARD OF DIRECTORS
Ultimate responsibility for risk management oversight and oversight of management of risks not addressed by a committee.

Risk or Focus	Audit	Compensation and People	Corporate Governance	Cybersecurity
Accounting & Financial Reporting
Financial Condition & Debt
Ethical Conduct & Compliance
Related Party Transactions
Executive Compensation
Equity Compensation Programs
Human Capital Management
Corporate Governance
Composition of Board Committees
CEO Succession Planning
Board and Director Evaluations
Director Compensation
ESG Governance, Reporting & Frameworks
Environmental Risks & Initiatives
Community Engagement Initiatives & Philanthropy
Composition of the Board
Board Diversity
Board Refreshment
Director Nominations
Cybersecurity
Data Privacy

16	2025 PROXY STATEMENT

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Committees of the Board
The Board has four standing committees: Audit, Compensation and People, Corporate Governance, and Cybersecurity. Each of the committees acts under a written charter, all of which are available on the Investor Relations page of our website at www.ptc.com. Mr. Barua, our President and Chief Executive Officer, does not serve on any committee.
Director	Independent	PTC Committee Memberships
		Audit	Compensation and People	Corporate Governance	Cybersecurity
Mark Benjamin
Robert Bernshteyn
Janice Chaffin
Amar Hanspal
Michal Katz
Paul Lacy
Corinna Lathan
Robert Schechter
Total Meetings in 2024		8	4	4	4
Board Chair	Committee Chair	Committee Member	Audit Committee Financial Expert

Committee charters and governance documents are available on our website, investor.ptc.com/governance/ governance-documents.

COMMITTEE CHARTERS
• Audit Committee Charter
• Compensation and People Committee Charter
• Corporate Governance Committee Charter
• Cybersecurity Committee Charter
GOVERNANCE DOCUMENTS

• Articles of Organization • By-Laws • Code of Business Conduct and Ethics • Corporate Governance Guidelines • Lead Independent Director Charter	• Majority Voting Policy • Director Stock Ownership Policy • Executive Stock Ownership Policy • Executive Compensation Recoupment Policy

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	AUDIT COMMITTEE	Meetings in 2024: 8
COMMITTEE MEMBERS
Paul Lacy, Chair	Michal Katz	Corinna Lathan	Robert Schechter

Independence
•
All Committee members are “independent directors” under both SEC and The Nasdaq Stock Market listing rules.

 Financial Expertise
•
The Board of Directors has determined that Mr. Lacy and Mr. Schechter qualify as Audit Committee Financial Experts as defined by the SEC.

Responsibilities
•
Assists our Board in fulfilling its oversight responsibilities for accounting and financial reporting compliance and oversees our compliance programs.

•
Reviews the financial information provided to shareholders and others, PTC’s accounting policies, disclosure controls and procedures, internal accounting and financial controls, and the audit process.

•
Meets with management and with our independent auditor to discuss our financial reporting policies and procedures, our internal control over financial reporting, the results of the independent auditor’s examinations, PTC’s critical accounting policies and the overall quality of PTC’s financial reporting, and reports on such matters to the Board.

•
Meets with the independent auditor, with and without PTC management present.

•
Appoints (and, if appropriate, replaces), evaluates, and establishes the compensation of, the independent auditor.

•
Reviews the independent auditor’s performance in conducting the annual financial statement audit and the audit of our internal control over financial reporting, assesses independence of the auditor, and reviews the auditor’s fees.

•
Reviews and pre-approves audit and non-audit related services that may be performed by the independent auditor.

	COMPENSATION AND PEOPLE COMMITTEE		Meetings in 2024: 4
COMMITTEE MEMBERS
Mark Benjamin, Chair	Robert Bernshteyn	Janice Chaffin	Paul Lacy	Robert Schechter
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.
Responsibilities
•
Establishes the compensation of our executive officers.

•
Sets performance goals for compensation of executive officers and evaluates performance against those goals.

•
Oversees executive compensation recoupment matters.

•
Oversees our equity compensation plans.

•
Oversees our key people management programs and initiatives.

May engage compensation consultants or other advisors to provide information and advice to the Committee.

18	2025 PROXY STATEMENT

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	CORPORATE GOVERNANCE COMMITTEE		Meetings in 2024: 4
COMMITTEE MEMBERS
Amar Hanspal, Chair	Janice Chaffin	Paul Lacy	Corinna Lathan	Robert Schechter
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.
Responsibilities
•
Reviews the composition of the Board and makes recommendations regarding nominees for election to the Board.

•
Oversees the director recruitment process, including the assessment of qualifications and skills sought in new directors and the retention of search firms to assist in the identification of potential candidates.

•
Makes recommendations to the Board about the composition of committees of the Board.

•
Reviews and makes recommendations to the Board with respect to director compensation.

•
Develops and recommends policies and processes regarding corporate governance.

•
Facilitates Board and director evaluations.

•
Ensures a CEO succession plan is maintained to ensure continuity of leadership for PTC.

•
Oversees ESG governance, frameworks, and reporting.

•
Oversees company management of environmental risks and initiatives.

•
Oversees company management of ESG risks and initiatives not addressed by other committees or the Board.

•
Oversees the company’s community engagement and philanthropy initiatives.

	CYBERSECURITY COMMITTEE		Meetings in 2024: 4
COMMITTEE MEMBERS
Corinna Lathan, Chair	Mark Benjamin	Janice Chaffin	Amar Hanspal
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.	Responsibilities • Oversees the Company’s cybersecurity and data privacy programs.

2025 PROXY STATEMENT	19

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Director and Executive Officer Stock Ownership Requirements
Because we believe our directors’ and executives’ interests are more aligned with those of our shareholders if they are shareholders themselves, our directors and executive officers are required to hold a significant amount of our stock. Options and unvested equity are not counted toward the holding requirement.
Position	Share Ownership Requirement		Compliance Status
Directors	5x	Annual Board Cash Retainer	All our directors and officers meet their stock ownership requirements.
Chief Executive Officer	6x	Annual Salary
Other Executive Officers	3x	Annual Salary
Our Director Stock Ownership Policy and our Executive Officer Stock Ownership Policy are available on the Investor Relations page of our website at www.ptc.com.
Insider Trading Policies and Procedures
We have adopted a Trading in Company Securities Policy that governs the purchase, sale, gifting, and/or other dispositions of securities by our directors, executive officers, and employees and other covered persons that is designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. We also maintain a 10b5-1 Plan Policy applicable to our Board of Directors, executive officers, and other employees that governs the adoption, amendment, and termination of 10b5-1 trading plans, which Policy is designed to ensure compliance with applicable insider trading laws, rules, and regulations.
No Hedging or Pledging of PTC Securities.   Our securities trading policy prohibits our directors, officers and employees from engaging in short sales of PTC securities or purchasing financial instruments, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of PTC securities held, directly or indirectly, by them, regardless of the purpose for any such proposed transaction. Our securities trading policy also prohibits our directors, officers, and employees from holding PTC securities in a margin account or pledging PTC securities as collateral for a loan, regardless of the purpose of any such proposed transaction.
Trading Pre-Clearance Required for Our Directors and Executive Officers.   Our directors and executive officers are required to pre-clear all proposed transactions in PTC securities with our General Counsel’s office to confirm that such trade is not made in a trading blackout period or when in possession of material non-public information.
Our Trading in Company Securities Policy and our 10b5-1 Plan Policy are filed as Exhibits 19.1 and 19.2, respectively, to our 2024 Annual Report on Form 10-K.
Although the Trading in Company Securities Policy and the 10b5-1 Plan Policy do not apply to the company itself, all transactions in PTC securities and use of 10b5-1 Plans by the company are executed in compliance with all applicable securities laws and regulations.

20	2025 PROXY STATEMENT

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Director Compensation
We pay our non-employee directors a mix of cash and equity compensation. We do not pay any compensation to our CEO for service on the Board. The amounts established for the annual Board and committee cash and equity retainers for the most recent year are shown in the table below. The retainers are the only compensation paid for service as a director; we do not pay meeting fees for attendance at board or committee meetings.
Director Compensation Process and Decisions
The Board establishes the annual compensation for the directors at the meeting of the Board of Directors held directly after the Annual Meeting of Shareholders. In setting such compensation, the Board considers the recommendation of the Corporate Governance Committee. In making its recommendation for the 2024 Board year, the Corporate Governance Committee considered a competitive assessment of the directors’ compensation with that of our compensation peer group (described in Compensation Discussion and Analysis) and reviewed each element of compensation to determine whether the compensation is competitive and reasonable for the services provided by the directors. Based on that review, no changes were made to our directors’ compensation for the 2024 Board year.
We provide a higher annual retainer for service as the Chair of the Board given the additional work required by that position, but do not pay a committee chair retainer to the Chair of the Board for service as the Chair of any committee. We provide different retainers for the Chairs and members of the various committees based on the anticipated level of work required with respect to the position and the committee.
We also believe that providing a majority of our directors’ annual retainer compensation in the form of equity rather than cash serves to further align the interests of our directors with our shareholders as they become shareholders themselves. Accordingly, in accordance with our established practice, we made a standard new director equity grant to Robert Bernshteyn upon joining the Board. The grant was equal to 1.5x the annual equity retainer, and vests in two substantially equal installments in September 2025 and 2026.

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2024 Director Compensation
The amounts shown in the Fees Earned or Paid in Cash column of the table are each non-employee director’s annual board and committee retainer fees paid for the year. The amounts shown in the Stock Awards column of the table are the value of the equity awards (RSUs) made to the directors during the year.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards (#)	Stock Awards(2)(4) ($)	Total ($)
Janice Chaffin, Board Chair	$155,530	1,659	$299,864	$455,394
Mark Benjamin	$92,500	1,383	$249,977	$342,477
Robert Bernshteyn(3)	$4,334	2,882	$483,600	$487,934
Amar Hanspal	$78,458	1,383	$249,977	$328,435
Michal Katz	$75,000	1,383	$249,977	$324,977
Paul Lacy	$110,156	1,383	$249,977	$360,133
Corinna Lathan	$90,000	1,383	$249,977	$339,977
Janesh Moorjani(4)	$75,000	1,383	$249,977	$324,977
Robert Schechter	$87,717	1,383	$249,977	$337,694

(1)
As employees of PTC, Mr. Barua, our Chief Executive Officer, and Mr. Heppelmann, our former Chairman and Chief Executive Officer, received no compensation for their service as directors, and accordingly, are not shown in the Director Compensation Table.

(2)
Grant date fair value of restricted stock units granted on February 14, 2024, and, for Mr. Bernshteyn, September 9, 2024. The grant date fair value is equal to the number of RSUs granted multiplied by the closing price of our common stock on the NASDAQ Stock Market on the grant date, $180.75 per share, and, for Mr. Bernshteyn, $167.80 per share.

(3)
Mr. Bernshteyn joined the Board on September 9, 2024. His Stock Awards reflect a pro-rated annual equity grant of 648 RSUs and a new director grant of 2,234 RSUs. His new director grant vests in two equal installments on September 15, 2025 and September 15, 2026.

(4)
The number of outstanding RSUs held by each director as of September 30, 2024 is shown in the table below. No director held options. All RSUs held by Janesh Moorjani were forfeited upon his resignation from the Board on November 29, 2024.

Name	Restricted Stock Units
Janice Chaffin	1,659
Mark Benjamin	1,383
Robert Bernshteyn	2,882
Amar Hanspal	1,383
Michal Katz	1,383
Paul Lacy	1,383
Corinna Lathan	1,383
Janesh Moorjani	2,762
Robert Schechter	1,383

22	2025 PROXY STATEMENT

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Communications with the Board
Shareholders may send communications to the Board of Directors at:

2025 PROXY STATEMENT	23

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PROPOSAL 2

Advisory Vote on the Compensation of Our Named Executive Officers
This advisory vote on the compensation of our Chief Executive Officer, our former Chief Executive Officer, and our other executive officers named in the Summary Compensation Table (collectively, our “named executive officers”) gives shareholders the opportunity to express their views on our named executive officers’ compensation as disclosed pursuant to Item 402 of Regulation S-K in Compensation Discussion and Analysis and Compensation Tables. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

The Board of Directors recommends a vote FOR the approval of our named executive officers’ compensation as disclosed in Compensation Discussion and Analysis and the tables and related disclosures contained in Compensation Tables.

Summary of Our Compensation Practices

## OUR COMPENSATION PROGRAMS ARE DESIGNED TO PAY FOR PERFORMANCE

- A significant portion of the compensation of our named executive officers is comprised of variable and performance-based pay. For 2024, approximately 52% of our CEO's target compensation was tied to specific short-term and long-term performance measures, with over 90% of his target compensation variable and/or at-risk.
- The Compensation and People Committee reviews pay and performance alignment every year. The most recent review showed that our executives' pay and the company's performance aligned for the most recent three-year period.

## OUR COMPENSATION PROGRAMS ARE DESIGNED TO ALIGN OUR EXECUTIVES WITH OUR SHAREHOLDERS' INTERESTS

- In addition to weighting our executives' compensation to performance-based pay, a substantial portion of their compensation is in the form of service-based equity (RSUs) that vests over three years.
- Our executives are also subject to robust stock ownership requirements and to clawback of performance-based compensation under our Executive Compensation Recoupment Policy.
- These elements serve to align our executives' interests with those of our shareholders in the long-term value of PTC.

## OUR COMPENSATION PROGRAMS ARE DEVELOPED BY INDEPENDENT DIRECTORS ADVISED BY AN INDEPENDENT CONSULTANT

- Our Compensation and People Committee is comprised only of independent directors and retains an independent compensation consultant to advise it on appropriate compensation practices.

## OUR COMPENSATION PROGRAMS REFLECT SHAREHOLDER FEEDBACK

- We regularly engage with shareholders about our executive compensation programs and their perspectives inform the design of our executive compensation programs.

24	2025 PROXY STATEMENT

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RECENT SAY-ON-PAY APPROVAL
Effect of Say-on-Pay Vote
This say-on-pay vote, which is required by Section 14A of the Securities Exchange Act of 1934, is advisory only and is not binding on the company, the Compensation and People Committee, or our Board of Directors. Although the vote is advisory, we, our Compensation and People Committee, and our Board of Directors value the opinions of our shareholders and will consider the outcome of this vote when establishing future compensation for our executive officers. We hold such a vote each year.

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Compensation Discussion and Analysis
Our Compensation Philosophy
We Pay for Performance

Our executive compensation programs are designed to attract, motivate, and retain our executives. We emphasize performance-based compensation tied to performance measures we believe will create long-term shareholder value and long-term service-based RSUs that further align our executives’ interests with those of our shareholders.

We believe that equity incentives that vest over multiple years provide an important motivational and retentive aspect to the executives’ overall compensation and align our executives’ interest in the long-term performance of PTC with that of our shareholders. Accordingly, a substantial portion of our executives’ compensation consists of performance-based and service-based RSUs that vest over multiple years.
Long-Term Pay and Performance Alignment

Our performance over the past several years reflects the efficacy and success of aligning executive compensation with our strategic plan. This pay-for-performance approach has resulted in pay and performance alignment and will continue to be the centerpiece of our executive compensation programs.

Our Compensation Design and Practices
Our executives’ compensation consists of the elements shown below. We believe these components provide an appropriate mix of fixed compensation and at-risk compensation that promotes short-term and long-term performance and rewards our executives appropriately for their performance. With this mix, we provide a competitive base salary and service-based equity that vests over multiple years while providing our executives the opportunity to earn additional compensation through short-term and long-term performance-based incentives designed to drive company performance and create long-term shareholder value. Because a significant portion of our executives’ target compensation is performance-based, actual compensation earned can differ significantly from target compensation.
Our executive compensation design also reflects the consideration of prior year say-on-pay votes and comments from shareholders received as part of our shareholder engagement process or otherwise. We believe our 2024 say-on-pay support vote of 92% reflects shareholder approval of the current structure of our executives’ compensation.

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How We Pay
PERFORMANCE-BASED RSUs
FY2024 Compensation Design
Target Compensation

| | | Compensation Elements & Purpose | Target Compensation | | Performance Measures |
|---|---|---|---|---|---|
| | | | CEO | NEO | |
| FIXED | Short-Term | **Base Salary**<br>• Provides a base level of competitive cash compensation | 6% | 11% | |
| VARIABLE | | **Annual Corporate Incentive Plan**<br>• Focuses executives on achieving specific performance goals tied to PTC's annual business plan | 9% | 9% | • Free Cash Flow Growth over FY2023 |
| VARIABLE | Long-Term | **Long-Term Incentives**<br>• Focuses executives on achieving performance goals to drive PTC's long-term success.<br>• Aligns long-term management goals with long-term interests of shareholders | 85% | 80% | **• Performance RSUs** 50%<br>*Operating Measure RSUs (25%)*<br>• **ARR**<br>Annual growth for each of FY24, FY25, and FY26<br>*Relative TSR RSUs (25%)*<br>• **Relative TSR**<br>Performance for 3-year period ending September 30, 2026<br><br>**• Service RSUs** 50%<br>*Service RSUs (50%)*<br>• Vest in three equal installments in November 2024, 2025, and 2026<br><br>RSUs not earned for a period are forfeited.<br>Actual value realized depends on performance attainment and stock price performance between grant and vest date. |

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How Our Operating Performance RSUs Work
Our operating performance RSUs are eligible to vest in three substantially equal installments over three years. Operating performance RSUs will vest only after the performance threshold is achieved and only to the extent the performance target is achieved. Up to 200% of the operating performance RSUs can be earned. Operating performance RSUs not earned for the applicable year are forfeited. The performance measures for the operating performance RSUs are established on the grant date for all performance periods. We use annual performance periods and vesting as we believe it more effectively focuses our executives on delivering consistent performance over the three-year period. The rationale behind the annual measurement period and vesting opportunity is supported by the fact that RSUs not earned for a performance period are forfeited.
How Our Relative TSR RSUs Work
Our relative TSR RSUs have one three-year performance period. The relative TSR RSUs will vest only after the performance threshold is achieved and only to the extent the relative TSR performance target is achieved. Up to 200% of the relative TSR RSUs can be earned. However, if the weighted average stock price as of the last day of three-year performance period is lower than the weighted average stock price as of the beginning of the period, then the maximum number of relative TSR RSUs that can be earned is capped at 100%, even if performance exceeds the level at which 100% of the relative TSR RSUs are earned. The performance measure for the relative TSR RSUs is established on the grant date.
How Our Service RSUs Work
Our service RSUs vest in three substantially equal annual installments.
FY2024 Performance-Based Compensation

The performance measures we develop and use for our operating performance-based compensation are designed to drive performance against our short-term and long-term business plans and objectives and create value for our shareholders. Our relative TSR RSUs align our executives’ compensation with our shareholders’ experience for the three-year period.

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ALIGNMENT OF CORPORATE STRATEGY AND FY2024 OPERATING PERFORMANCE-BASED COMPENSATION
COMPENSATION PLAN	STRATEGIC GOAL
	Increase Free Cash Flow	Increase Portfolio of Subscription Contracts
OPERATING PERFORMANCE MEASURE
Annual Corporate Incentive Plan	Free Cash Flow Growth
Long-Term Operating Performance-Based RSUs		ARR Growth
FY2024 ANNUAL CORPORATE INCENTIVE PLAN DESIGN AND ACHIEVEMENT
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (Cap 135%)	Achievement	Earned
Free Cash Flow(1)	$670 Million	$710 Million	$730 Million	$736 Million	135%

(1)
Free Cash Flow is cash flow from operations net of capital expenditures for the applicable period. The Free Cash Flow growth targets were developed in the context of our financial operating plan and targets for FY2024, with the Target representing an increase of 21% in Free Cash Flow over FY2023. FY2024 Free Cash Flow consisted of $750 million of cash from operations net of $14 million of capital expenditures.

LONG-TERM PERFORMANCE-BASED EQUITY
Long-term performance-based RSUs are a significant component of our executives’ compensation and focus our executives on long-term value creation. RSUs not earned for a performance period are forfeited. As our operating performance-based RSUs have annual performance periods and vesting opportunities, one-third of such RSUs granted in FY2022, FY2023 and FY2024 were eligible to be earned and vest for FY2024.
For awards made in FY2024, we changed the comparison group for measuring relative TSR performance under the relative TSR RSUs. For awards made in FY2022 and FY2023, we used the S&P 500 Software and Services Index, plus compensation peers. For FY2024, due to a significant realignment of the S&P 500 Software and Services Index in March 2023, which removed many constituent companies and significantly decreased the number of comparative companies, the Compensation and People Committee considered a number of alternative comparative company group options. The Committee ultimately decided to use a custom group of S&P Software & Services companies with market capitalizations of more than $5 Billion plus the company’s compensation peer group companies as the comparative group due to its reasonable sample size, industry relevance, and strong stock price movement correlation with PTC.
FY2024 PERFORMANCE-BASED RSU DESIGN AND ACHIEVEMENT FOR FY2024
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
ARR Growth over FY2023	6%	10%	16%	12%	126%
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
Three Year Relative TSR(1)(2)	25th Percentile	50th Percentile	90th Percentile	—(3)	—(3)

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(1)
The FY2024 relative TSR RSUs use S&P Software and Services Companies with greater than $5 billion in market capitalization plus compensation peer group companies as the comparison group.

(2)
If the weighted average PTC stock price as of September 30, 2023 is higher than the weighted average PTC stock price on September 30, 2026, the maximum number of RSUs that can be earned is 100% of the RSUs even if relative TSR is achieved above the 50th percentile. The stock price value is determined using a 30-day weighted average for the applicable period.

(3)
As the relative TSR RSUs have a three-year performance period ending September 30, 2026, no relative TSR RSUs could be earned for FY2024.

PRIOR PERIOD PERFORMANCE-BASED EQUITY ACHIEVEMENT FOR FY2024
FY2023 PERFORMANCE-BASED RSU ACHIEVEMENT FOR FY2024
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
ARR Growth over FY2023	6%	10%	16%	12%	126%
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Interim Upside (150% Earned)	Upside (200% Earned)	Earned
Three Year Relative TSR(1)(2)	25th Percentile	50th Percentile	75th Percentile	90th Percentile	—(3)

(1)
The comparison group of companies for the FY2023 relative TSR RSUs use the S&P 500 Software and Services Index, excluding seven services companies included in the Index, plus any FY2023 compensation peer group companies not included in that Index.

(2)
If the PTC weighted average stock price as of September 30, 2022 is higher than the PTC weighted average stock price as of September 30, 2025, the maximum number of RSUs that can be earned is 100% of the Target RSUs even if relative TSR is achieved above the 50th percentile. The weighted average stock price is determined using a 30-day weighted average for the applicable period ending on September 30.

(3)
As the relative TSR RSUs have a three-year performance period ending September 30, 2025, no RSUs could be earned for FY2024.

FY2022 PERFORMANCE-BASED RSU ACHIEVEMENT FOR FY2024
Performance Measure	Threshold (25% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
AFCF Growth over FY2023(1)	10%	25%	40%	22%	85%
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Interim Upside (150% Earned)	Upside (200% Earned)	Achievement	Earned
Three Year Relative TSR(2)(3)	25th Percentile	50th Percentile	75th Percentile	90th Percentile	71st Percentile	142%(3)

(1)
The adjusted free cash flow (AFCF) measure is described and reconciled in Appendix A.

(2)
The FY2022 relative TSR performance-based RSUs use the S&P 500 Software & Services Index, excluding five services companies then included in the Index, plus compensation peer group companies not included in the Index, as the comparison group.

(3)
If the weighted average PTC stock price as of September 30, 2021 was higher than the weighted average PTC stock price on September 30, 2024, the maximum number of RSUs that could be earned was 100% of the RSUs even if relative TSR was achieved above the 50th percentile. The stock price value is determined using a 30-day weighted average for the applicable period.

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FY2024 Compensation Decisions
The Committee evaluates our executive officers’ compensation each year against the compensation peer group and, for Ms. Kniker and Mr. von Staats, peers in survey data, as to each element of each executive’s compensation and as to each executive’s total compensation opportunity to determine whether the executive’s compensation remains competitive. The Committee also reviews internal pay equity among the executives, the length of time each executive has been in the role, each executive’s performance, and any changes to responsibilities to determine whether to make any adjustments to an executive’s compensation.
NEIL BARUA President and Chief Executive Officer

Mr. Barua became our Chief Executive Officer on February 14, 2024. Previously, he served as CEO-Elect for a transition period from July 2023 through February 2024, when our former CEO, James Heppelmann, served as CEO. Upon his promotion to CEO-Elect in July 2023, the Committee established his target compensation in an amount commensurate with the CEO role based on July 2023 market data for peer group CEO compensation. Accordingly, his base salary was set at $800,000 and his target annual performance-based bonus was set at $1,200,000 for the remainder of 2023 and for 2024, and his target annual long-term RSU grant for 2024 was set at $11 million.
The Committee believed it was appropriate to compensate Mr. Barua at the CEO level during the CEO transition period given that Mr. Barua shared day-to-day operational responsibility with Mr. Heppelmann, our then CEO, the relatively short period of overlap, and the importance of ensuring a successful leadership transition, which transition process included Mr. Heppelmann and Mr. Barua traveling together to our offices worldwide to meet with our employees, engaging together in customer engagements, and introducing Mr. Barua to analysts and investors.

KRISTIAN TALVITIE Executive Vice President, Chief Financial Officer

Mr. Talvitie has been our Chief Financial Officer since May 2019.
After evaluating Mr. Talvitie’s compensation and performance for 2023 and his pay relative to other executives and to the compensation peer group, the Committee increased his base salary and target annual performance-based bonus by 12%, and his target annual long-term RSUs by 25% for 2024, positioning his target total annual compensation at approximately the 50th percentile of the compensation peer group.

CATHERINE KNIKER Executive Vice President, Chief Marketing and Sustainability Officer

Ms. Kniker has served as our Executive Vice President, Chief Marketing and Sustainability Officer since November 2024. Ms. Kniker served as our Executive Vice President, Chief Strategy, Marketing and Sustainability Officer from February 2023 to November 2024.
When establishing her compensation for 2024, the Committee evaluated her compensation against her peers and her performance. Given her performance and her compensation relative to her peers, the Committee increased her base salary and target annual performance-based bonus by approximately 3% each, and her target annual long-term RSUs by approximately 11%.

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AARON VON STAATS Executive Vice President, General Counsel and Secretary

Mr. von Staats has served as our General Counsel since 2003.
When establishing his compensation for 2024, the Committee evaluated his compensation against his peers and his performance. Given his performance and his compensation relative to his peers, the Committee increased his base salary and his target annual performance-based bonus by approximately 5% and increased his target annual long-term equity by 20% for 2024, positioning him at the 50th percentile relative to his peers.

JAMES HEPPELMANN Former Chief Executive Officer

Mr. Heppelmann served as our Chief Executive Officer from October 2010 through February 2024, during which time he transformed the company into an industry leading software company supporting the digital transformations of industrial enterprises.
After evaluating Mr. Heppelmann’s compensation and performance for 2023, the strong relative performance of PTC, the desire to retain and incentivize him to ensure the success of the CEO transition, and considering that he would serve only through February 2024, the Committee kept his salary and target annual performance-based bonus the same as for 2023 and reduced his target annual long-term RSUs by 25%. In light of Mr. Heppelmann’s scheduled exit in February 2024 to complete the CEO succession, the Committee also elected to provide his target annual performance-based bonus in performance-based equity. In February 2024, at the request of the Board, Mr. Heppelmann stepped down from the CEO position to effect the Board-led CEO succession. Pursuant to the terms of his September 2020 Executive Agreement, all equity held by Mr. Heppelmann was accelerated at target, and pro-rata for annual performance-based equity, and he became entitled to receive the separation payments set forth in such Executive Agreement.

MICHAEL DITULLIO Former President and Chief Operating Officer

Mr. DiTullio served as our President and Chief Operating Officer from February 2023 through September 2024.
After evaluating Mr. DiTullio’s compensation and performance for 2023, and the fact that his compensation had been increased in connection with his promotion to President and Chief Operating Officer in February 2023, the Committee did not make any changes to his compensation for 2024.
In July 2024, given the success of the CEO transition and the desire of Mr. Barua to reduce management layers and engage more directly with the business, it was agreed that Mr. DiTullio would cease to serve as President and Chief Operating Officer role at the end of our fiscal 2024, and would become a strategic advisor to the company through June 30, 2025. For Mr. DiTullio’s service as strategic advisor through June 2025, his compensation for the 2025 period was set at a base salary of $412,500 and equity valued at $3 million given his responsibilities for the period. Given Mr. DiTullio’s removal from the President and COO position when he was otherwise willing to continue to serve as such, his removal constituted an involuntary termination without cause under his Executive Agreement and he became entitled to the separation payments under such agreement.

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How We Set Executive Compensation
The Compensation and People Committee is comprised entirely of independent directors and establishes and reviews the compensation for our executive officers annually.
Independent Compensation Consultant
The Committee engaged Pearl Meyer & Partners, LLC as its independent compensation consultant for 2024. The Committee assessed the independence of Pearl Meyer and determined that Pearl Meyer is independent of PTC and has no relationships that could create a conflict of interest with PTC. As part of its assessment, the Committee considered the fact that Pearl Meyer provides no other services to PTC and consults with PTC’s management only as necessary to provide the services described below.
Pearl Meyer provides a range of services to the Committee to support the Committee in fulfilling its responsibilities, including providing:
•
Legislative and regulatory updates;

•
Peer group compensation data;

•
Advice on competitive executive compensation arrangements;

•
Advice on the structure and competitiveness of our compensation programs; and

•
Advice on the consistency of our programs with our executive compensation philosophy.

Pearl Meyer attends Committee meetings, reviews compensation data with the Committee, and participates in discussions regarding executive compensation issues. The Committee meets with Pearl Meyer with and without PTC management present.
Pearl Meyer was paid $230,047 for services to the Committee in 2024. No other compensation was paid to Pearl Meyer by the company for 2024.
Consultation with Management
Members of management, including our Chief Executive Officer and Chief People Officer, participate in Committee meetings as requested by the Committee to discuss the materials provided, including recommendations on executive pay, competitive market practices and performance measures. Although the members of management provide their views, decisions on executive compensation are made solely by the Committee and, in the case of the Chief Executive Officer’s compensation, without the presence of the Chief Executive Officer.
Determination of the Total Amount of Compensation
We make decisions regarding the amount and mix of compensation for our executives based on:
•
Objective data provided by Pearl Meyer (the “competitive analysis”);

•
Analysis of the scope of each executive’s responsibilities; and

•
Internal pay equity among the executives.

We use the competitive analysis to assess our executives’ compensation against the compensation paid to executives in similar positions in the peer group to ensure that the compensation we pay is competitive and fair to our executives and to our shareholders. We generally target compensation opportunities for our executives at the median of the market as an initial benchmark. While we use the competitive analysis as a starting point, we also consider the qualitative dimensions of an executive’s role, internal pay equity among our executives, and tenure in the position when setting our executives’ compensation as we do not believe an external benchmark should be the only determinant of compensation.

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COMPETITIVE ANALYSIS (BENCHMARKING)
The peer group used for the 2024 competitive analysis consisted of 17 publicly-traded U.S. software companies, most of which are in the enterprise software space, that had revenues and market capitalizations in a range we believe is appropriate. In selecting the peer group, we target companies with revenue within an approximately 0.5x to 2.5x multiple of PTC’s revenue and an approximately 0.5x to 4.0x multiple of PTC’s market capitalization. However, we may include companies with revenue and/or market capitalizations outside these parameters if there is strong product and/or service similarity. We believe the peer group represents the competition for executive talent in our industry. We review the peer group annually to ensure that the companies in the peer group remain relevant and provide meaningful compensation comparisons.
2024 COMPENSATION PEER GROUP
17 Publicly-traded U.S. software companies	• Akamai Technologies, Inc. • ANSYS, Inc. • Autodesk, Inc. • Blackbaud, Inc. • Cadence Design Systems • Ceridian HCM Holding Inc.	• CrowdStrike Holdings, Inc. • Dynatrace, Inc. • F5, Inc. • Fair Isaac Corporation • Guidewire Software, Inc. • Open Text Corporation	• Paycom Software, Inc. • ServiceNow, Inc. • Splunk Inc. • Tyler Technologies, Inc. • WEX, Inc.
The 2024 peer group differed from the 2023 peer group as described below.
Other Important Elements of Our Compensation Program
Compensation Clawback Policy
We maintain an Executive Compensation Recoupment Policy that complies with Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and Nasdaq Rule 5608 that requires us to recover performance-based compensation paid to an executive officer if such compensation is later determined to have been unearned due to a restatement of our financial results for the performance period. The policy also enables us to recover performance-based compensation from other executives upon such a restatement and from our executive officers and other executives upon correction of prior period operating or other performance measures. Our Executive Compensation Recoupment Policy is filed as Exhibit 97 to our 2024 Annual Report on Form 10-K.
Stock Ownership Requirements
Our executives are required to attain and maintain stock ownership levels of our common stock (options and unvested equity are not counted). For our CEO, that amount is 6x his annual salary and for our other executive officers, that amount is 3x their respective annual salaries. All our executives meet their respective stock ownership requirements.

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Timing of Equity Grants
We do not time grants either to take advantage of a depressed stock price or an anticipated increase in stock price and have limited the amount of discretion that can be exercised in connection with the timing of awards. We generally make awards only on pre-determined dates to ensure that awards cannot be timed to take advantage of material non-public information. Our annual executive awards are made in November after public release of the previous year’s financial results and annual awards to our Board of Directors are made on the day of the Annual Meeting of Shareholders.
Awards to executive officers may be made only by the Committee. Other employee awards may be made by either the Committee or by our Chief Executive Officer pursuant to delegated authority. The Committee generally makes awards only at Committee meetings and generally does not make awards in earnings blackout periods (the prophylactic period encompassing the last three weeks of each fiscal quarter through 24 hours after the earnings for that quarter are announced) unless special circumstances exist, such as a new hire or a contractual commitment. Our Chief Executive Officer may make regular awards only on the 15th of the month (or the next business day if the 15th is not a business day), other than in the months of January, April, July, and October because the 15th of each of those months falls in our prophylactic earnings blackout period, and otherwise pursuant to specifically delegated authority, and, in both cases, only up to established values set by the Committee.
Consideration of Stock-Based Compensation Expense and Dilution
We consider the stock-based compensation expense and dilution (burn rate) associated with equity awards to executives and our employees as we develop our overall equity compensation program. The expense associated with the equity awards is equal to the fair value of the equity issued and is amortized over the vesting period of the award. We monitor this expense and dilution to shareholders as we develop our plans and strive to maintain a program that balances the goals of our equity program with the expense and dilution associated with the program.
Severance and Change in Control Arrangements
AGREEMENTS AND CONDITIONS
We maintain severance and change in control arrangements with our executives. The agreements require the executive to execute a non-compete agreement with PTC and to execute a general release of claims as a condition to receiving severance benefits. The agreements are described in more detail under Potential Payments Upon Termination or Change in Control.
The Committee believes that these agreements enable us to motivate and retain our executives in a time of continuing consolidation in our industry and increased competition for executive talent. They provide a measure of earnings security by offering income protection in the form of severance and continued benefits if the executive’s employment is terminated without cause, economic protection for the executive’s family if the executive becomes disabled or dies, and additional protections in connection with a change in control of PTC.
The Committee believes that providing severance to PTC employees, including executives, is an appropriate bridge to subsequent employment if the person’s employment is terminated without cause. This is particularly so for executive-level positions for which the opportunities are typically more limited, and the job search lead time is longer. The agreements also benefit PTC by enabling executives to remain focused on PTC’s business in uncertain times without the distraction of potential job loss.
The Committee believes these agreements are even more important in the context of a change in control as it believes they will motivate and encourage the executives to be receptive to potential strategic transactions that are in the best interest of shareholders, even if the executive faces potential job loss. The agreements for our executives have “double triggers” so that no equity is accelerated upon a change in control but is accelerated only if the executive is terminated in connection with or after a change in control. The Committee believes this benefits PTC and any potential

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acquirer because it enables PTC to retain and motivate executives while a potential change in control is pending, provides an acquirer with the ability to retain desired executives using existing equity incentives, and does not provide a one-time benefit to an executive that could undermine those efforts.
PERIODIC REVIEW
The Committee reviews these agreements each year for the executive officers to determine if these agreements should be maintained, modified, or terminated. For 2024, the Committee reviewed current market practices and the terms of the executives’ agreements with the Committee’s compensation consultant. Based on this review, the Committee decided that it was appropriate to maintain such agreements and, as described below, to enhance the severance payable upon termination of employment without cause for certain of our executives for 2024. The revised agreements were executed and became effective in November 2023.
The executive agreement with Michael DiTullio, our then President and Chief Operating Officer, was revised to provide for continued vesting of all equity held by him upon termination of his employment without cause. The Committee implemented this structure to ensure retention of Mr. DiTullio during the CEO succession and transition and thereafter to provide executive continuity and support Mr. Barua, our then CEO-Elect who later assumed the CEO role in February 2024. The executive agreements with Kristian Talvitie, our Chief Financial Officer, Aaron von Staats, our General Counsel, and Catherine Kniker, our then Chief Strategy, Sustainability and Corporate Marketing officer, were revised to provide for acceleration of all equity that would have vested within one year after termination of the executive’s employment without cause, with any performance-based equity accelerating at the target level. The Committee implemented this change in recognition of the fact that annual equity vesting represents a majority of an executive’s annual income and so is appropriately included in the severance payable in the case of a termination without cause. The updated executive agreements with these three executives retained most of the other severance benefits previously provided, but eliminated the right to continued participation in our basic life insurance plan or payment in lieu thereof after termination of employment due to the cost and administrative difficulty of providing this benefit.

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Annual Assessment of Risks Associated with Our Compensation Programs

We assess our compensation plans and programs for employees, including our executives, annually to ensure alignment of the various plans and programs with our business plan and to evaluate the potential risks associated with those plans and programs. For 2024, the Compensation and People Committee retained Pearl Meyer & Partners, the Committee’s independent compensation consultant, to assist the Committee in assessing those risks. Based on this assessment, the Compensation and People Committee concluded that the company’s compensation plans and programs do not create risks that are reasonably likely to have a material adverse effect on PTC.

The Compensation and People Committee regularly considers the risks associated with our executives’ compensation and performance-based compensation when establishing such compensation. We also consider risk and reward when designing our other employees’ compensation plans and programs. The elements described below with respect to such plans and programs were considered when assessing the risks associated with our compensation programs:

A detailed planning process with Compensation and People Committee or executive oversight exists for all compensation programs.

The proportion of an employee’s performance- based pay increases as the responsibility and potential impact of the employee’s position increases, which structure is in line with market practices.

We set performance goals that we believe are reasonable considering past performance and market conditions.

We use different performance measures for our annual incentive plans and our long-term incentive plans.

Our executives’ long-term equity awards are split 50/50 between service-based and performance- based long-term equity to balance the risk associated with performance-based equity with retention provided by service-based equity.

We use RSUs rather than stock options for equity awards because RSUs retain value even if the stock price declines so that employees are less likely to take unreasonable risks to get, or keep, options “in-the- money”.

We generally use service-based vesting over three years for our long-term equity awards to ensure our employees’ interests are aligned with those of our shareholders in the long-term performance of PTC.

Payouts under our performance-based plans result in some compensation after achievement of the performance threshold at levels below full target achievement, rather than an “all-or-nothing” approach.

Upside earning opportunity in our annual cash compensation plans and our performance-based equity is capped.

All functions have a component of their leadership incentive plans tied to overall PTC performance to ensure cross-functional alignment with PTC’s business plan.

Our executive stock ownership policy requires our executives to hold a substantial amount of stock (options and unvested equity do not count), which aligns an appropriate portion of their personal wealth to the long-term performance of PTC.

Our compensation clawback policy enables us to recover incentive compensation paid to an executive officer if it is later determined not to have been earned due to restatement of prior period financial or operating results, thus reducing any incentive to engage in misconduct to meet financial targets.

We maintain effective controls and procedures to ensure that amounts are earned and paid in accordance with our plans and programs.

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Compensation Committee Report
The Compensation and People Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION AND PEOPLE COMMITTEE

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Compensation Tables
The discussion, tables and footnotes below describe our named executive officers’ compensation and compensation opportunities for 2024 and outstanding equity as of the end of the year. We discuss our pay for performance compensation philosophy and how we set executive compensation in Compensation Discussion and Analysis above.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Neil Barua(4) President and Chief Executive Officer	2024	$800,000	$13,968,399	$1,620,000	$11,504	$16,399,903
	2023	$431,154	$12,710,200	$672,411	$392,408	$14,206,173
Kristian Talvitie EVP, Chief Financial Officer	2024	$575,000	$6,349,268	$776,250	$11,919	$7,712,437
	2023	$515,000	$5,214,356	$695,250	$11,400	$6,436,006
	2022	$519,231	$3,363,922	$645,529	$10,708	$4,539,389
Catherine Kniker EVP, Chief Marketing and Sustainability Officer	2024	$430,000	$3,174,393	$435,375	$10,222	$4,049,990
	2023	$420,000	$2,857,087	$425,250	$15,494	$3,717,831
	2022	$415,385	$1,802,384	$387,317	$9,288	$2,614,374
Aaron von Staats EVP, General Counsel	2024	$450,000	$3,809,247	$455,625	$10,350	$4,725,222
	2023	$430,000	$3,258,594	$435,375	$9,900	$4,133,869
	2022	$445,500	$2,328,760	$416,360	$9,150	$3,199,769
Michael DiTullio(5) Former President and Chief Operating Officer	2024	$550,000	$5,714,435	$742,500	$1,110,350	$8,117,285
	2023	$536,539	$5,714,301	$724,118	$9,900	$6,984,857
	2022	$468,750	$3,346,195	$583,484	$12,866	$4,411,295
James Heppelmann(6) Former Chief Executive Officer	2024	$326,923	$7,976,693	$0	$5,148,918	$13,452,534
	2023	$850,000	$13,036,021	$1,721,250	$9,900	$15,617,171
	2022	$880,962	$10,350,834	$1,646,033	$9,287	$12,887,115

(1)
Aggregate grant date fair value of awards. Assumptions made in the valuation of these awards are described in Note 12 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024. For service-based and operating performance-based RSUs, the grant date fair value is equal to the number of RSUs granted multiplied by the closing price of our stock on the Nasdaq Stock Market on the grant date and considers the probability of achievement of any performance measures at the time of grant. For the rTSR performance-based RSUs, the value is determined using a Monte Carlo methodology that considers the probability of achievement of the performance measures at the time of grant. The maximum potential value of the operating and rTSR performance based RSUs is 200% of the target RSUs granted. As further described in Grants of Plan-Based Awards, Mr. Heppelmann’s RSU awards for 2024 reflected the fair value of his known termination date at the time of grant and the anticipated treatment of his equity awards pursuant to the terms of his Executive Agreement.

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Named Executive Officer	Number of 2024 Target Performance-Based RSUs	Maximum Value of Performance-Based RSUs based on Closing Price on Grant Date
Neil Barua	35,556	$10,999,604
Kristian Talvitie	16,162	$4,999,876
Michael DiTullio	14,546	$4,499,951
Catherine Kniker	8,080	$2,499,629
Aaron von Staats	9,696	$2,999,555

(2)
For all years other than 2024 for Mr. Heppelmann, these amounts were paid in shares of PTC common stock, with the number granted determined by dividing the amount earned by the closing price of a share of PTC common stock on November 21, 2024, November 27, 2023 and November 15, 2022, respectively.

(3)
For Mr. Talvitie, Ms. Kniker, and Mr. von Staats, matching contributions under PTC’s 401(k) Savings Plan of $10,350, $10,131, and $10,350, respectively. For Mr. Talvitie, a matching contribution of $1,154 under PTC’s HSA Plan. For Mr. Talvitie and Ms. Kniker, taxable prize income of $69 and $92, respectively.

(4)
Mr. Barua’s compensation for 2024 included a matching contribution of $10,350 under PTC’s 401(k) Savings Plan, and a matching contribution of $1,154 under PTC’s HSA Plan.

(5)
As agreed in July 2024, Mr. DiTullio ceased serving as President and Chief Operating Officer as of October 1, 2024 and will serve as a strategic advisor to the company through June 30, 2025. Mr. DiTullio’s compensation for 2024 included a matching contribution of $10,350 under PTC’s 401(k) Savings Plan and $1,100,000 in accrued severance in connection with his termination as President and Chief Operating Officer pursuant to the terms of his Executive Agreement, consisting of 1x base salary ($550,000) and 1x target bonus ($550,000).

(6)
Mr. Heppelmann ceased serving as Chief Executive Officer on February 14, 2024 pursuant to a Board-led CEO succession. Mr. Heppelmann’s compensation for 2024 included a matching contribution of $4,512 under PTC’s 401(k) Savings Plan, a gift valued at $3,105, a payout of $19,615 for unused PTO, and $5,121,686 in accrued severance in connection with his termination as CEO pursuant to the terms of his Executive Agreement, consisting of 2x base salary ($1,700,000), 2x target bonus ($3,367,317), COBRA coverage for 2 years ($44,369) and basic life insurance for 2 years ($10,000).

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Grants of Plan-Based Awards
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Securities Underlying Stock or Units (#)	Grant Date Fair Value of Stock Awards(1) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Neil Barua President and Chief Executive Officer	11/15/2023(2)	$600,000	$1,200,000	$1,620,000
	11/15/2023(3)				8,889	17,778	35,556		$4,749,996
	11/15/2023(4)				8,889	17,778	35,556		$3,718,446
	11/15/2023(5)							35,557	$5,499,957
Kristian Talvitie Executive Vice President, Chief Financial Officer	11/15/2023(2)	$287,500	$575,000	$776,250
	11/15/2023(3)				4,040	8,081	16,162		$2,159,108
	11/15/2023(4)				4,040	8,081	16,162		$1,690,222
	11/15/2023(5)							16,162	$2,499,938
Catherine Kniker Executive Vice President, Chief Marketing and Sustainability Officer	11/15/2023(2)	$161,250	$322,500	$435,375
	11/15/2023(3)				2,020	4,040	8,080		$1,079,418
	11/15/2023(4)				2,020	4,040	8,080		$845,006
	11/15/2023(5)							8,081	$1,249,969
Aaron von Staats Executive Vice President, General Counsel	11/15/2023(2)	$168,750	$337,500	$455,625
	11/15/2023(3)				2,424	4,848	9,696		$1,295,308
	11/15/2023(4)				2,424	4,848	9,696		$1,014,008
	11/15/2023(5)							9,697	$1,499,932
Michael DiTullio Former President and Chief Operating Officer	11/15/2023(2)	$275,000	$550,000	$742,500
	11/15/2023(3)				3,636	7,273	14,546		$1,943,239
	11/15/2023(4)				3,636	7,273	14,546		$1,521,221
	11/15/2023(5)							14,546	$2,249,975
James Heppelmann Former Chief Executive Officer	11/15/2023(6)				5,495	10,990	14,837		$477,033
	11/15/2023(7)				6,060	12,121	24,242		$1,874,876
	11/15/2023(8)				6,060	12,121	24,242		$1,874,876
	11/15/2023(9)							24,243	$3,749,907

(1)
For all RSUs other than the rTSR RSUs, the grant date fair value was calculated by multiplying the number of RSUs granted by the closing price of a share of our common stock on the Nasdaq Stock Market on the grant date and applying the likelihood of any performance measures being achieved. For the rTSR RSUs, the grant date fair value was determined using a Monte Carlo valuation.

(2)
Awards under our annual incentive plan. Amounts earned were paid in common stock on November 21, 2024, with the number of shares issued calculated by dividing the amount earned by the closing share price on that date.

(3)
Performance-based RSUs eligible to vest over three years to the extent the ARR performance measures are met for each of 2024, 2025 and 2026. Only one-third of the RSUs granted are eligible to be earned for each of 2024, 2025 and 2026. RSUs not earned in a year are forfeited.

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(4)
Performance-based RSUs eligible to vest in 2026 to the extent the three-year relative TSR performance measure is met. RSUs not earned for the three-year performance period are forfeited.

(5)
Service-based RSUs that vest over three years. One third of these RSUs vested on November 15, 2024 and the remaining two-thirds will vest in two substantially equal installments on November 15, 2025 and November 15, 2026.

(6)
Equity award under our annual incentive plan. Pursuant to the terms of Mr. Heppelmann’s Executive Agreement, upon termination pursuant to a Board-initiated CEO succession, a pro-rata portion based on the percentage of the fiscal year completed at the time of termination accelerated and vested at the target level. Mr. Heppelmann’s termination date of February 14, 2024 was known at the time of grant and the pro-rata percentage of the fiscal year that could be completed was reflected in the fair value of the stock award.

(7)
Performance-based RSUs based on an ARR performance measure that accelerated and vested at the target level upon termination pursuant to a Board-initiated CEO succession in accordance with the terms of Mr. Heppelmann’s Executive Agreement. Mr. Heppelmann’s termination date of February 14, 2024 was known at the time of grant and reflected in the fair value of the stock award.

(8)
Performance-based RSUs based on a relative TSR performance measure that accelerated and vested at the target level upon termination pursuant to a Board-initiated CEO succession in accordance with the terms of Mr. Heppelmann’s Executive Agreement. Mr. Heppelmann’s termination date of February 14, 2024 was known at the time of grant and reflected in the fair value of the stock award.

(9)
Service-based RSUs that accelerated and vested at the target level upon termination pursuant to a Board-initiated CEO succession in accordance with the terms of Mr. Heppelmann’s Executive Agreement.

Outstanding Equity Awards at Fiscal Year-End
	Stock Awards
			Equity Incentive Plan Awards
	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Neil Barua President and Chief Executive Officer	35,557(6)	$6,423,728	17,778(11)	$3,211,773
	15,256(13)	$2,756,149	17,778(12)	$3,211,773
	15,256(14)	$2,756,149
	22,942(15)	$4,144,702
Kristian Talvitie Executive Vice President, Chief Financial Officer	4,527(4)	$817,848	2,263(7)	$408,834
	10,269(5)	$1,855,198	6,791(8)	$1,226,862
	16,162(6)	$2,919,827	5,134(9)	$927,508
			7,702(10)	$1,391,443
			8,081(11)	$1,459,913
			8,081(12)	$1,459,913
Catherine Kniker Executive Vice President, Chief Marketing and Sustainability Officer	2,089(4)	$377,399	1,044(7)	$188,609
	5,134(5)	$927,508	3,134(8)	$566,188
	8,081(6)	$1,459,913	2,567(9)	$463,754
	715(16)	$129,172	3,851(10)	$695,722
	1,420(17)	$256,537	4,040(11)	$729,866
			4,040(12)	$729,866

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	Stock Awards
			Equity Incentive Plan Awards
	Number ofShares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock ThatHave Not Vested ($)(2)	Number ofUnearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(2)
Aaron von Staats Executive Vice President, General Counsel	3,134(4)	$566,188	1,567(7)	$283,094
	6,418(5)	$1,159,476	4,701(8)	$849,283
	9,697(6)	$1,751,860	3,208(9)	$579,557
			4,813(10)	$869,517
			4,848(11)	$875,840
			4,848(12)	$875,840
Michael DiTullio Former President and Chief Operating Officer	3,830(4)	$691,928	1,915(7)	$345,964
	10,269(5)	$1,855,198	5,746(8)	$1,038,072
	14,546(6)	$2,627,880	5,134(9)	$927,508
	1,430(16)	$258,344	7,702(10)	$1,391,443
	2,560(18)	$462,490	7,273(11)	$1,313,940
			7,273(12)	$1,313,940
James Heppelmann Former Chief Executive Officer	—	—	—	—

(1)
The unvested restricted stock unit (RSU) awards shown in this column are subject to service-based vesting.

(2)
The market value of unvested RSUs was calculated as of September 30, 2024 based on the closing price of a share of our common stock on the NASDAQ Global Select Market on September 30, 2024 of $180.66.

(3)
The unvested RSUs shown in this column are subject to performance-based vesting.

(4)
FY22 service-based RSUs that vested on November 15, 2024.

(5)
FY23 service-based RSUs that vest in two equal installments on November 15, 2024 and 2025.

(6)
FY24 service-based RSUs that vest in three substantially equal installments on November 15, 2024, 2025 and 2026.

(7)
FY22 performance-based AFCF RSUs that vested on November 15, 2024.

(8)
FY22 performance-based rTSR RSUs that vested on November 15, 2024.

(9)
FY23 performance-based ARR RSUs that vest to the extent earned on each of November 15, 2024 and 2025.

(10)
FY23 performance-based rTSR RSUs that vest on November 15, 2025 to the extent earned for the three-year relative TSR performance period October 1, 2022 — September 30, 2025.

(11)
FY24 performance-based ARR RSUs that vest to the extent earned on each of November 15, 2024, 2025 and 2026.

(12)
FY24 performance-based rTSR RSUs that vest on November 15, 2026 to the extent earned for the three-year relative TSR performance period October 1, 2023 — September 30, 2026.

(13)
Service-based RSUs that vest on January 12, 2025.

(14)
Service-based RSUs that vest in two equal installments on January 12, 2025 and 2026.

(15)
Service-based RSUs that vest in two equal installments on August 15, 2025 and 2026.

(16)
Service-based RSUs that vest on May 15, 2025.

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(17)
Service-based RSUs that vest in two equal installments on March 15, 2025 and 2026.

(18)
Service-based RSUs that vest in two equal installments on February 15, 2025 and 2026.

Options Exercised and Stock Vested
	Stock Awards Vested FY2024
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Neil Barua President and Chief Executive Officer	19,100	$3,302,097
Kristian Talvitie Executive Vice President, Chief Financial Officer	31,414	$4,859,118
Catherine Kniker Executive Vice President, Chief Marketing and Sustainability Officer	12,566	$2,007,089
Aaron von Staats Executive Vice President, General Counsel	19,033	$2,944,024
Michael DiTullio Former President and Chief Operating Officer	31,764	$4,989,953
James Heppelmann Former Chief Executive Officer	384,038	$63,481,862
Grant Date	Grant Date Share Value	Vest Date	Vest Date Share Value	Neil Barua	Kristian Talvitie	Michael DiTullio	Catherine Kniker	Aaron von Staats	James Heppelmann
				# RSUs	# RSUs	# RSUs	# RSUs	# RSUs	# RSUs
9/24/2020	$80.28	11/15/2023	$154.68						141,346
11/17/2020	$99.13	11/15/2023	$154.68		14,501	13,384	1,760	7,919	44,621
6/9/2021	$134.74	6/15/2024	$173.50				1,236
11/17/2021	$119.64	11/15/2023	$154.68		8,081	6,837	3,729	5,594	24,866
11/17/2021	$119.64	2/26/2024	$181.67						41,791
5/31/2022	$116.53	5/15/2024	$183.85			1,430	715
11/16/2022	$129.83	11/15/2023	$154.68		8,832	8,832	4,416	5,520	22,080
11/16/2022	$129.83	2/26/2024	$181.67						57,765
1/12/2023	$131.09	1/12/2024	$172.17	7,629
2/23/2023	$130.16	2/15/2024	$181.99			1,281
3/13/2023	$117.33	3/15/2024	$181.81				710
7/27/2023	$145.29	8/15/2024	$173.36	11,471
11/15/2023	$154.68	2/26/2024	$181.67						51,569

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Potential Payments Upon Termination or Change in Control
We have agreements with our executive officers that provide the benefits described below in connection with certain terminations or a change in control of PTC. We describe our reasons for providing these benefits in Compensation Discussion and Analysis — Other Important Elements of Our Compensation Programs — Severance and Change in Control Arrangements.
To receive the payments and benefits described below, the executive must execute a release of claims against PTC. The executive also must continue to comply with the material terms of the agreement and the terms of the executive’s Proprietary Information Agreement with PTC, which remains in effect after the termination of the executive’s employment.
SUMMARY OF EXECUTIVE AGREEMENT TERMS REGARDING COMPENSATION
ON CHANGE-IN-CONTROL AND CERTAIN TERMINATIONS
Name	Compensation	Event or Circumstances of Termination or Event
		Termination without Cause or Resignation for Other Reason(1)	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years Following a Change in Control	Disability or Death
Neil Barua President and Chief Executive Officer	Base Salary	2x	—	—	2x	—
	Target Bonus	2x	—	—	2x	—
	Pro-Rated Target Bonus	1x Pro-Rated	—	1x Pro-Rated	1x Pro Rated less Amount Paid on CIC	—
	Accelerated Equity	1 Year	—	—	100%	100%
	Benefits Continuation	18 Months	—	—	2 Years	—
	Payment Term	Upon Event	—	Upon Event	Upon Event	Upon Event
	Gross-Up Payment	—	—	—	—	—

(1)
“Other Reason” is defined and limited within Mr. Barua’s Executive Agreement to circumstances in which his title, responsibilities, or compensation are substantially reduced, material uncured breaches of our agreements with him, or his principal office of employment is relocated such that his commute increases by more than fifty miles.

	Compensation	Event or Circumstances of Termination or Event
Name		Termination without Cause	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years Following a Change in Control	Disability or Death
Kristian Talvitie Aaron von Staats Catherine Kniker	Base Salary	1x	—	—	1x	—
	Target Bonus	1x	—	—	1x	—
	Pro-Rated Target Bonus	—	—	1x Pro-Rated	—	—
	Accelerated Equity	1 Year	—	—	100%	100%
	Benefits Continuation	1 Year	—	—	1 Year	—
	Payment Term	Upon Event		Upon Event	Upon Event	Upon Event
	Gross-Up Payment	—	—	—	—	—

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PAYMENTS ON CHANGE-IN-CONTROL AND TERMINATIONS IF SUCH EVENTS HAD
OCCURRED ON SEPTEMBER 30, 2024
	Event or Circumstances of Termination
Name	Termination without Cause or Resignation for Specified “Other Reason”	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years following a Change in Control	Disability or Death
Neil Barua
President and Chief Executive Officer
Base Salary	$1,600,000	—	—	$1,600,000	—
Target Bonus	$2,400,000	—	—	$2,400,000	—
Pro-Rated Target Bonus	$1,200,000	—	$1,200,000	—	—
Accelerated Equity	$9,418,528	—	—	$24,634,751	$22,504,274
Benefits Continuation	$46,231	—	—	$61,987	—
Total	$14,664,759	$0	$1,200,000	$28,696,738	$22,504,274
	Event or Circumstances of Termination
	Termination without Cause	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years following a Change in Control	Disability or Death
Kristian Talvitie
Executive Vice President, Chief Financial Officer
Base Salary	$575,000	—	—	$575,000	—
Target Bonus	$575,000	—	—	$575,000	—
Pro-Rated Target Bonus	—	—	$575,000	—	—
Accelerated Equity	$5,304,900	—	—	$14,618,898	$12,467,347
Benefits Continuation	$20,119	—	—	$20,119	—
Total	$6,475,019	$0	$575,000	$15,789,017	$12,467,347
Catherine Kniker
Executive Vice President, Chief Marketing and Sustainability Officer
Base Salary	$430,000	—	—	$430,000	—
Target Bonus	$322,500	—	—	$322,500	—
Pro-Rated Target Bonus		—	$322,500	—	—
Accelerated Equity	$2,815,285	—	—	$7,580,408	$6,524,536

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	Event or Circumstances of Termination
	Termination withoutCause	Termination forCause or Voluntary Resignation	Change inControl	Termination without Cause or Resignation for Good Reason within 2 Years following a Changein Control	Disability orDeath
Benefits Continuation	$—	—	—	$—	—
Total	$3,567,785	$0	$322,500	$8,332,908	$6,524,536
Aaron von Staats
Executive Vice President, General Counsel
Base Salary	$450,000	—	—	$450,000	—
Target Bonus	$337,500	—	—	$337,500	—
Pro-Rated Target Bonus	—	—	$337,500	—	—
Accelerated Equity	$3,444,102	—	—	$9,165,662	$7,810,654
Benefits Continuation	$22,514	—	—	$22,514	—
Total	$4,254,116	$0	$337,500	$9,975,676	$7,810,654
PAYMENTS TO EXECUTIVES WITH TERMINATIONS IN FY2024
James Heppelmann, our former Chief Executive Officer, resigned at the request of the Board in connection with the Board-led CEO succession plan in February 2024. Such required resignation constituted a Termination without Cause under his Executive Agreement, and he became entitled to the separation benefits set forth in that agreement. His severance benefits were paid in accordance with such agreement as set forth below. Pursuant to the terms of such agreement, Mr. Heppelmann executed a release of claims against PTC.
James Heppelmann, Former Chief Executive Officer
	Separation Benefits due under Executive Agreement for Separation in Connection CEO Succession
Compensation Element	Amount	Payment Term	Value
Base Salary	2x	2 Years	$1,700,000
Target Bonus	2x(1)	2 Years	$3,367,317
Pro-Rated Target Bonus	—		—
Accelerated Equity	100%(2)	Upon Event	$27,454,879
Benefits Continuation	2x	2 Years	$54,369
Gross-Up Payment	—		—
Total			$32,576,565

(1)
An aggregate amount equal to two times the average of the annual incentive bonus, if any, paid to the executive for the two fiscal years immediately preceding the fiscal year in which the termination occurs.

(2)
For any bonus equity, only a pro-rata portion of such equity based on the percentage of the fiscal year completed at the time of termination would accelerate and vest at the Target level.

Michael DiTullio, our former President and Chief Operating Officer, ceased to serve as such at the request of the company effective as of September 30, 2024 and became a Senior Strategic Advisor to the company on October 1, 2024. As ceasing to serve as President and Chief Operating Officer at the election of the company constituted a Termination without Cause under his Executive Agreement, and he became entitled to the separation benefits set forth in that agreement. His severance benefits became

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payable and will be paid in accordance with such agreement as set forth below. Pursuant to the terms of such agreement, Mr. DiTullio executed a release of claims against PTC and must execute a subsequent release of claims against PTC to receive the separation benefits.
Michael DiTullio, Former President and Chief Operating Officer
	Separation Benefits due under Executive Agreement for Termination without Cause
Compensation Element	Amount	Payment Term	Value
Base Salary	1x	Upon Event	$550,000
Target Bonus	1x	Upon Event	$550,000
Pro-Rated Target Bonus	—		—
Continued Equity Vesting	100%	Upon Event	$11,258,257
Benefits Continuation	1x	1 Year	$34,078
Gross-Up Payment	—		—
Total			$12,392,335
Additional Compensation Matters
Pay Ratio Disclosure
In accordance with SEC rules, we calculated the ratio between the 2024 compensation of our CEO and the median of 2024 compensation of all our other employees, which pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules.
Using reasonable estimates and assumptions permitted under the SEC rules, we gathered the annualized base salary and annual target incentive compensation for all employees worldwide, other than our CEO, to identify the median employee. We then calculated the 2024 median employee compensation to be $89,870 based on the methodology used for the Summary Compensation Table. Our CEO’s 2024 compensation, as disclosed in the Summary Compensation Table, was $16,399,903, resulting in a ratio of 182:1 between our CEO’s 2024 compensation and the 2024 median employee compensation.
To put this ratio into context, we note that we have a worldwide employee population, with approximately 67% of our employees located outside the U.S. where the competitive amounts we pay differ by country and region. The competitive compensation rates we pay in those countries significantly impact the pay ratio.
We also note that the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have a different geographic distribution of employees, different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay versus Performance Disclosure
The following table has been prepared in accordance with the SEC’s pay versus performance (“PvP”) rules. The PvP rules create a definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared to certain performance measures as required by the SEC. In determining CAP for our principal executive officer (our “PEO”) and our named executive officers, we are required to make various adjustments to amounts reported in the Summary Compensation Table for this year and in previous years, as the SEC’s valuation methods for this section differ from those required for the Summary Compensation Table. The CAP data reflected

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in the table below may not reflect amounts actually realized or that will be realized by our named executive officers. A significant portion of the CAP amounts shown relates to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future changes in value based on changes in our stock price.
The Compensation and People Committee does not use CAP as the basis for making compensation decisions. Refer to Compensation Discussion and Analysis above to understand how the Committee makes compensation decisions.
Year	Summary Compensation Table Total for First PEO (Heppelmann)(1)	Summary Compensation Table Total for Second PEO (Barua)(2)	Compensation Actually Paid to First PEO (Heppelmann)(1)	Compensation Actually Paid to Second PEO (Barua)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)(7)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (in Millions)(5)	Free Cash Flow (in Millions)(6)
							Total Shareholder Return	Peer Group Total Shareholder Return(4)
2024	$13,452,534	$16,399,903	$18,794,144	$20,100,143	$6,151,234	$7,980,418	$218.40	$222.15	$376.3	$735.6
2023	$15,617,171	N/A	$32,849,065	N/A	$7,940,226	$9,964,001	$171.28	$145.51	$245.5	$587.0
2022	$12,887,115	N/A	$10,443,199	N/A	$3,899,861	$4,250,523	$126.45	$103.12	$313.1	$415.8
2021	$13,048,375	N/A	$43,610,760	N/A	$4,349,703	$6,216,716	$144.81	$128.90	$476.9	$344.1
(1)
Mr. Heppelmann served as our PEO during 2021 and through February 13, 2024 (“First PEO”). Amounts deducted from the Summary Compensation Table (“SCT”) total to calculate Compensation Actually Paid (“CAP”) to the First PEO for the years 2024, 2023, 2022 and 2021, respectively, include ($7,976,693), ($13,036,021), ($10,350,834), and ($11,127,621) for the grant date fair value of stock awards. Amounts added to (or subtracted from) the SCT for the years 2024, 2023, 2022 and 2021, respectively also include: $0, $13,133,317, $10,347,649 and $14,917,434 for the fair value of stock awards that were granted in the year and remain outstanding at the end of each respective year; $0, $9,348,375, ($2,517,223) and $25,326,040 for the change in fair value of stock awards that were granted in prior years and remain outstanding at the end of each respective year; $9,368,540 for the fair value of stock awards that were granted and vested in the same year for 2024; and $3,949,763, $7,786,223, $76,493 and $1,446,533 for the change in fair value of stock awards that were granted in prior years and vested during each respective year.

(2)
Mr. Barua has served as our PEO since February 14, 2024 (“Second PEO”). Amounts deducted from the SCT total to calculate CAP to the Second PEO for 2024 include ($13,968,399) for the grant date fair value of stock awards. Amounts added to (or subtracted from) the SCT for 2024 also include: $14,988,992 for the fair value of stock awards that were granted in the year and remain outstanding at the end of the year; $2,083,637 for the change in fair value of stock awards that were granted in prior years and remain outstanding at the end of the year; and $596,009 for the change in fair value of stock awards that were granted in prior years and vested during the year.

(3)
For 2024, Kristian Talvitie, Michael DiTullio, Catherine Kniker, and Aaron von Staats were the Non-PEO NEOs. For 2023, Neil Barua, Kristian Talvitie, Michael DiTullio, and Aaron von Staats were the Non-PEO NEOs. For 2022, Kristian Talvitie, Michael DiTullio, Catherine Kniker, Aaron von Staats, and Troy Richardson were the Non-PEO NEOs. For 2021, Kristian Talvitie, Michael DiTullio, Aaron von Staats, Troy Richardson, and Kathleen Mitford were the Non-PEO NEOs. Amounts deducted from the Average SCT total to calculate Average CAP to the Non-PEO NEOs for the years 2024, 2023, 2022 and 2021, respectively, include ($4,761,836), ($6,724,363), ($2,803,755), and ($3,486,115) for the average grant date fair value of stock awards. Amounts added to (or subtracted from) the Average SCT for the years 2024, 2023, 2022 and 2021, respectively also include: $5,109,749, $6,153,271, $2,935,187 and $3,921,434 for the average fair value of stock awards that were granted in the year and remain outstanding at the end of each respective year; $1,138,447, $936,590, $228,247 and $1,478,895 for the average change in fair value of stock awards that were granted in prior years and remain outstanding at the end of each respective year; $342,825, $862,031, ($9,017) and $359,468 for the average change in fair value of stock awards that were granted in prior years and vested during each respective year; in 2023, $796,247 for the average fair value of stock awards that were granted in and vested during 2023 (related to Neil Barua’s replacement of unvested equity in ServiceMax, Inc. upon our acquisition of ServiceMax in January 2023); and in 2021, ($406,668) for the average fair value of stock awards that were granted in prior years and failed to meet the applicable vesting conditions in 2021 (related to the cancellation of Kathleen Mitford’s outstanding and unvested stock awards upon her resignation from PTC in May 2021).

(4)
The peer group used for the Peer Group Total Shareholder Return was the S&P 500 Information Technology Index.

(5)
As reported in our Consolidated Statements of Operations for the applicable fiscal reporting year, as provided under Part II Item 8 of our Annual Report on Form 10-K.

(6)
We have identified free cash flow as the Company-selected measure to be included in this table, as it represents the most important financial performance measure, not otherwise required to be disclosed in the table, used to link CAP to our executive

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officers to our performance. See Appendix A for the definition of free cash flow, a non-GAAP financial measure, and its reconciliation to the most directly comparable GAAP measure.
(7)
The Average Summary Compensation Table Total for Non-PEO Named Executive Officers in 2023 reflects a change in value from $7,935,291 to $7,940,226 due to an incorrect calculation.

Relationship between Compensation Actually Paid Disclosed in the Pay Versus Performance Table and Other Table Elements
As between the compensation of our PEO and the Non-PEO NEOs shown in the Summary Compensation Table and Compensation Actually Paid (CAP) calculated and reflected in the Pay versus Performance Table, the equity awards in the Summary Compensation Table reflect the grant date fair value of the equity awards for that year, while the CAPs reflect adjustments to the fair value of unvested and vested equity awards during the years shown in the Pay Versus Performance Table. Accordingly, neither the Summary Compensation Table nor the Pay versus Performance Table reflect the actual amounts that will be received by our PEO and non-PEO NEOs upon vesting of those awards.
The decrease in Mr. Heppelmann’s (First PEO) CAP in 2024 reflects a reduction in his target annual long-term RSUs, as well as the terms of Mr. Heppelmann’s September 2020 Executive Agreement capping the maximum amount of accelerated equity that could be earned in connection with the Board-initiated CEO succession at the target level. The compensation decisions for Mr. Barua (Second PEO) for his first year as PEO in 2024 are described in Compensation Discussion and Analysis. The decrease in Non-PEO NEO CAP for 2024 relates to Mr. Barua’s CAP inclusion in the Non-PEO NEO CAP average for 2023 while he served as CEO-Elect during the CEO transition period. The compensation decisions for Mr. Barua in 2023 as CEO-Elect are described in the Compensation Discussion and Analysis Section.
Generally, PEO and Non-PEO NEO CAP directionally align with our cumulative total shareholder return, with the increases and decreases in our stock price increasing or decreasing total shareholder return and, as a result, the achievement assumptions and actual achievement under outstanding relative TSR performance-based RSUs, as well as increases or decreases in our stock prices impacting the vest date value of RSUs. Additionally, Free Cash Flow was the performance measure under the 2024 annual corporate incentive plan. As Free Cash Flow increases, estimated and actual achievement under those outstanding performance-based RSUs increase. As none of the outstanding performance based RSUs were tied to net income, net income does not significantly affect CAP.
Performance Measures
We consider the list below to be our most important metrics that link compensation paid to our PEO and other Named Executive Officers to our performance, as they are the key metrics that determine the payouts under our annual Corporate Incentive Plan and Performance-Based RSUs.
Free Cash Flow
Adjusted Free Cash Flow
Annual Run Rate (ARR)
Relative TSR

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AUDITOR MATTERS
PROPOSAL 3
Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2025

We are asking shareholders to confirm the Audit Committee’s selection of PricewaterhouseCoopers LLP, a registered public accounting firm, as PTC’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Although shareholder confirmation of the selection of PricewaterhouseCoopers LLP is not required by law or our By-Laws, and this vote is only advisory, the Board believes that it is advisable to give shareholders an opportunity to provide guidance on this selection. If this confirmation is not received, the Board will request that the Audit Committee review and reconsider its selection of PricewaterhouseCoopers LLP.

The Board of Directors recommends that you vote FOR the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.
Engagement of Independent Auditor and Approval of Professional Services and Fees
The Audit Committee is responsible for the selection of independent auditor each year and has selected PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the current year. PwC has served in this role since 1992. Representatives of PwC attended all meetings of the Audit Committee in 2024.
Independence of PricewaterhouseCoopers LLP
In order to ensure continued auditor independence, the Audit Committee periodically considers whether there should be a rotation of our independent auditor. The Audit Committee concluded that many factors contribute to the continued support of PwC’s independence, including:
•
Oversight by the Public Company Accounting Oversight Board (PCAOB) through the establishment of audit, quality, ethics, and independence standards in addition to conducting audit inspections;

•
PCAOB requirements for audit partner rotation; and

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•
Limitations imposed by regulation and by the Audit Committee on non-audit services provided by PwC.

Under the auditor independence rules, PwC reviews its independence each year and delivers to the Audit Committee a letter addressing matters prescribed under those rules.
As part of ensuring audit quality, PwC lead audit partners and quality review partners are required to rotate off engagements every five years and other audit partners every seven years. The Audit Committee regards this required partner rotation as striking an appropriate balance between bringing “fresh eyes” to the audit and maintaining a deep understanding of our operations, in part, through continuity of other audit team members. The Audit Committee regards having an independent auditor with a thorough understanding of our operations and the complex accounting rules applicable to our operations as an important benefit of retaining PwC as the independent auditor. As an additional measure to ensure audit quality, PwC practice leaders use systems and processes to manage current and successor PwC audit partners’ portfolios, including understanding their skills and capacity to maintain audit quality.
Policy on Independent Auditor Audit and Non-Audit Services
The Audit Committee is responsible for approving all services to be provided by the independent auditor. Accordingly, the Audit Committee has adopted a policy for the engagement of the independent auditor that is intended to maintain the independent auditor’s independence from PTC. In adopting the policy, the Audit Committee considered the various services that the independent auditor has historically performed or may be asked to perform in the future. The Audit Committee establishes and monitors limits on the amount of audit and non-audit services that we may obtain from PwC.
The policy:
•
Approves the performance by the independent auditor of certain types of services (principally audit-related and tax), subject to restrictions in some cases, based on the Audit Committee’s determination that engaging the auditor for such services would not be likely to impair the independent auditor’s independence from PTC.

•
Requires that management obtain the specific prior approval of the Audit Committee for each engagement of the independent auditor to perform other types of permitted services.

•
Prohibits the performance by the independent auditor of certain types of services due to the likelihood that its independence would be impaired.

Any approval required under the policy must be given by the Audit Committee, by the Chair of the Audit Committee in office at the time, or by any other Audit Committee member to whom the Audit Committee has delegated that authority. The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditor to any member of management.
The standard applied by the Audit Committee in determining whether to grant approval of any engagement of the independent auditor is whether the services to be performed, the compensation to be paid therefor and other related factors are consistent with the independent auditor’s independence under guidelines of the Securities and Exchange Commission, the Public Company Accounting Oversight Board, and applicable professional standards.
The Audit Committee considers:
•
Whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of PTC’s financial statements;

•
Whether the independent auditor would be functioning in the role of management or in an advocacy role;

•
Whether performance of the service by the independent auditor would enhance PTC’s ability to manage or control risk or improve audit quality;

•
Whether performance of the service by the independent auditor would increase efficiency because of the auditor’s familiarity with PTC’s business, personnel, culture, systems, risk profile and other factors; and

•
Whether the amount of fees involved, or the proportion of the total fees payable for tax and other non-audit services, would tend to reduce the independent auditor’s ability to exercise independent judgment in performing the audit.

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PricewaterhouseCoopers LLP Services and Fees
The table below shows the fees we paid for professional services rendered by PricewaterhouseCoopers LLP for 2024 and 2023. All the fees disclosed below were pre-approved by the Audit Committee in accordance with our policy on Independent Auditor Audit and Non-Audit Services.
Type of Professional Service	2024 ($)	2023 ($)
Audit	3,463,198	3,394,719
Audit-Related	—	28,800
Tax(1)	3,150,000	2,878,132
All Other(2)	2,000	900
Total	6,615,198	6,302,551

(1)
Fees for tax compliance and tax planning and tax advice services, as follows:

Type of Tax Service	2024 ($)	2023 ($)
Tax Preparation and Related Compliance Services (preparation of tax returns, claims for refunds, and tax payment planning services)	1,000,000	978,132
Other Tax Services (tax planning and advice services and assistance with tax audits)	2,150,000	1,900,000
Total	3,150,000	2,878,132

(2)
Fees for accounting research and compliance software.

Attendance at the Annual Meeting
Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting.

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Report of the Audit Committee
The Audit Committee:
•
Reviewed and discussed the audited financial statements for 2024 with management and with PricewaterhouseCoopers LLP;

•
Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the U.S. Securities and Exchange Commission and the Public Company Accounting Oversight Board;

•
Discussed with PricewaterhouseCoopers LLP its independence from PTC and its management, including the matters in the letter and written disclosures received from PricewaterhouseCoopers LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence; and

•
Considered whether the independent auditor’s provision of the non-audit related services to PTC that are described above is compatible with maintaining independence.

Based on the Audit Committee’s review and discussions with management and PricewaterhouseCoopers LLP and the Audit Committee’s review of the independent auditor’s report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in PTC’s Annual Report on Form 10-K for the year ended September 30, 2024 filed with the Securities and Exchange Commission.
AUDIT COMMITTEE

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INFORMATION ABOUT PTC COMMON STOCK OWNERSHIP
Shareholders Who Own at Least 5% of PTC
The following table shows all persons we believe to be beneficial owners of more than 5% of PTC common stock as of November 30, 2024. “Beneficial owners” of PTC common stock are those who have the power to vote or to sell that stock. Our information is based on reports filed with the Securities and Exchange Commission (SEC) by the firms listed in the table below.
Shareholder	Number of Shares Beneficially Owned(1) (#)	Percentage of Common Stock Outstanding(2)
T. Rowe Price Investment Management, Inc. 101 E. Pratt Street Baltimore, MD 21201	15,492,422(3)	12.86%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	13,609,635(4)	11.30%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	13,535,231(5)	11.24%

(1)
Shares beneficially owned based on information available to us and applicable regulations. This does not constitute an admission by any shareholder that such shareholder beneficially owns the shares listed.

(2)
For purposes of determining the percentage of common stock outstanding, the number of shares deemed outstanding consists of the 120,446,852 shares outstanding as of November 30, 2024.

(3)
As reported on Schedule 13G filed on November 14, 2024, T. Rowe Price is an investment adviser that has sole voting power of 14,812,776 of such shares and sole dispositive power over 15,492,422 of such shares.

(4)
As reported on Schedule 13G filed November 8, 2024, BlackRock, Inc. is a parent holding company that has beneficial ownership of the shares reported through its subsidiaries. BlackRock has sole voting power over 12,833,557 of such shares and sole dispositive power over all 13,609,635 shares.

(5)
As reported on Schedule 13G filed February 13, 2024 The Vanguard Group is an investment adviser that has shared voting power over 150,203 of such shares, sole dispositive power over 13,037,186 of such shares and shared dispositive power over 498,045 of such shares.

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Stock Owned by Directors and Officers
The following table shows the PTC common stock beneficially owned by PTC’s current directors, executive officers, and named executive officers, as well as those persons as a group, as of November 30, 2024.
Director or Officer Name	Number of Shares Beneficially Owned(1) (#)	Percentage of Common Stock Outstanding(2)
Mark Benjamin	8,300	*
Robert Bernshteyn(3)	—	*
Janice Chaffin	40,137	*
Amar Hanspal	7,433	*
Michal Katz	1,992	*
Paul Lacy(4)	52,510	*
Corinna Lathan	6,843	*
Robert Schechter	59,616	*
Neil Barua(5)	62,574	*
Kristian Talvitie	67,440	*
Robert Dahdah(6)	—	*
Aaron von Staats	27,080	*
Michael DiTullio	26,000	*
Catherine Kniker	24,350	*
All current directors, executive officers, and named executive officers as a group (14 persons)	384,275	*

*
Less than 1%.

(1)
Shares beneficially owned based on information available to us and applicable regulations. This does not constitute an admission by any shareholder that such shareholder beneficially owns the shares listed. Unless otherwise indicated, each shareholder has sole voting and investment power over the shares listed.

(2)
For purposes of determining the percentage of common stock outstanding held by any person, the number of shares deemed outstanding consists of the 120,446,852 shares outstanding as of November 30, 2024, plus 22,884 shares that would be acquired by Mr. Barua upon vesting of RSUs on or before January 29, 2025.

(3)
Mr. Bernshteyn joined the Board on September 9, 2024 and was granted 2,882 RSUs that will first vest in part on February 12, 2025.

(4)
Includes 42,000 shares held indirectly in a trust.

(5)
Includes 22,884 shares that would be acquired by Mr. Barua upon vesting of RSUs on or before January 29, 2025.

(6)
Mr. Dahdah joined PTC as Executive Vice President, Chief Revenue Officer on December 9, 2024.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
2025 ANNUAL MEETING OF PTC SHAREHOLDERS
WHEN	WHERE	RECORD DATE
Wednesday, February 12, 2025 10:00 a.m. Boston Time	PTC Inc. 121 Seaport Boulevard Boston, MA 02210	All shareholders as of the record date, December 13, 2024, have the right to attend and vote at the Annual Shareholders’ Meeting
HOW TO VOTE
ONLINE	BY MAIL	SCAN	BY PHONE	IN PERSON
at www.proxyvote.com	if you received a printed version of these proxy materials	the QR code on your proxy card or notice using your mobile device	touch-tone if you received a printed version of these proxy materials	attend the annual meeting and cast your ballot
Whether you plan to attend the Annual Meeting or not, we encourage you to vote promptly. Voting before the Annual Meeting will not affect your right to attend the Annual Meeting.
Proposals to Be Voted on at the Meeting and Voting Standard
Proposal		Board Recommendation	Vote Required(1)	Broker Discretionary Voting Allowed
1	Elect eight directors to serve until the 2026 Annual Meeting of Shareholders	FOR all director nominees	Plurality(2)	No
2	Advisory vote to approve the compensation of our named executive officers (Say-on-Pay)	FOR	Majority of Shares Present and Entitled to Vote	No
3	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP our independent registered public accounting firm for 2025	FOR	Majority of Shares Present and Entitled to Vote	Yes

(1)
Plurality means that the nominees for director receiving the greatest number of “For” votes will be elected. Broker discretionary voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

(2)
PTC has a majority voting policy under which a director who receives more “Withhold” votes than “For” votes is required to tender his or her resignation and the Corporate Governance Committee is required to evaluate the proposed resignation and announce its decision with respect to such resignation.

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Effect of Broker Non-Votes, Abstentions, and Withhold Votes
If your broker or bank does not vote on any proposal because it has not received instructions from you and is not permitted to vote in its discretion (a broker non-vote), it will not count as a vote for or against any proposal. If you abstain from voting on a proposal, it will not count as a vote for or against that proposal. A “withhold” vote with respect to a director nominee will have no effect on the election of the nominees. Broker non-votes and abstentions will be counted towards the quorum requirement.
Voting by Proxy
When you vote, you are giving your “proxy” to the individuals we have designated to vote your shares at the meeting as you direct. If you do not make specific choices, they will vote your shares in accordance with the Board’s recommendations as set forth above. If any matter not listed in the Notice of Meeting is properly presented at the Annual Meeting, they will vote your shares in accordance with their best judgment. As of the date hereof, we knew of no matters that needed to be acted on at the meeting other than as discussed in this proxy statement.
If you wish to vote at the Annual Meeting despite having voted previously, you may do so by following the procedure described below under Revoking Your Proxy.
Revoking Your Proxy
You may change your vote after you have voted and up to the time of voting at the Annual Meeting of Shareholders as described below.
BENEFICIAL OWNERS	REGISTERED SHAREHOLDERS

If you hold your shares in “street name,” that is, through a brokerage or other account, you must follow the procedures required by the brokerage firm or other firm through which you hold your shares to revoke your proxy. You should contact that firm directly for more information on those procedures.

If you are a registered holder, that is, you hold your shares directly, you may revoke your proxy by following any of these procedures:
•
Vote again using the same method you used to vote your shares, which will supersede your earlier vote;

•
Send a letter revoking your proxy to PTC’s Secretary at the address indicated under “Shareholder Proposals and Nominations”; or

•
Attend the Annual Meeting, notify us in writing that you are revoking your proxy and vote in person.

Attendance at the Annual Meeting
As a shareholder of PTC, you may attend the Annual Meeting in person. If you wish to attend the Annual Meeting, you must provide a government issued document that identifies you (such as a driver’s license or passport) and, if you are not a registered holder but hold your shares in “street name” through a brokerage account, appropriate evidence that indicates you held PTC stock on the record date. If you plan to vote at the Annual Meeting and hold your shares in “street name,” you will need to obtain a legal proxy from the brokerage firm to enable you to vote at the Annual Meeting.

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Confidentiality of Voting and Tabulation of the Votes
We keep all the proxies, ballots and voting tabulations confidential. Broadridge Financial Solutions, Inc. acts as tabulator and will forward to management any written comments that you make on the proxy card without providing your name.
Announcement of Voting Results
We will provide the voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting.
Costs of Soliciting Proxies
PTC will pay all the costs of soliciting proxies. In addition to mailing the notices and providing these proxy materials, our directors and employees may solicit proxies by telephone or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.
Questions and Requests
Questions about the Annual Meeting.   Please contact PTC Investor Relations as indicated below.
Requests for Additional Copies of Our Annual Report on Form 10-K.   A copy of our 2024 Annual Report, which includes our Annual Report on Form 10-K for the year ended September 30, 2024, was made available with this Proxy Statement. You may obtain another copy of our Annual Report on Form 10-K free of charge on our website at www.ptc.com or by contacting PTC Investor Relations at:
Investor Relations PTC Inc. 121 Seaport Boulevard Boston, MA 02210	(781) 370-5000	Investor@ptc.com
Questions about your ownership of PTC common stock.   You should contact your broker. If you hold your shares in registered form rather than through a broker, you may contact our transfer agent:
Equiniti Trust Company
6201 15th Avenue
Brooklyn, NY 11219
800.468.9716
shareowneronline.com

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OTHER GOVERNANCE DISCLOSURES AND MATTERS
Our Executive Officers
Neil Barua, President and Chief Executive Officer, age 47, has served as our Chief Executive Officer since February 2024. He served as our CEO-Elect from July 2023 through February 2024, and as the President of our Service Lifecycle Management business from January 2023 through July 2023. Mr. Barua was the Chief Executive Officer of ServiceMax, Inc. from April 2019 through January 2023, when PTC acquired ServiceMax.
Kristian Talvitie, Executive Vice President, Chief Financial Officer, age 54, has served as our Chief Financial Officer since May 2019.
Robert Dahdah, Executive Vice President, Chief Revenue Officer, age 56, has served as our Chief Revenue Officer since December 2024. Before joining PTC, he served as Corporate Vice President, Industry and Partner Sales, Health & Life Sciences, Microsoft Corporation from August 2023 through December 2024, as Chief Revenue Officer, Nuance Communications, from April 2019 through August 2023, and as Executive Vice President, Global Sales, BenefitFocus from July 2017 through April 2019.
Aaron von Staats, Executive Vice President, General Counsel and Secretary, age 59, has served as our General Counsel since 2003.
Shareholder Proposals and Nominations
We plan to hold the 2026 Annual Meeting of Shareholders on February 11, 2026.
If you wish to nominate a person for election as a director or make another proposal for consideration at the 2026 Annual Meeting, you must give written notice to us between September 4, 2025 and no later than October 4, 2025, 11:59 p.m. Eastern Daylight Time and include the information required by our By-Laws and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Our By-Laws are available in the Investor Relations section of our website at PTC.com and filed as Exhibit 3.2 to our 2024 Annual Report on Form 10-K filed with the SEC.
Shareholders who wish that their proposal be included in the 2026 Annual Meeting proxy materials must provide written notice to us by no later than September 4, 2025, 11:59 p.m. Eastern Daylight Time and include the information required by our By-Laws and the rules and regulations of the SEC, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Shareholders who intend to solicit proxies under the universal proxy rules in support of director nominees other than PTC nominees must also provide a notice to us that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than October 4, 2025, 11:59 p.m. Eastern Daylight Time.
Your written proposal must be sent to:

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In order to limit controversy as to the date on which PTC receives a proposal, you should submit your proposal by Certified Mail-Return Receipt Requested.
2024 Amendments to the By-Laws
In November 2024, in connection with a periodic review of corporate governance matters and certain recent changes to Securities and Exchange Commission rules and the Massachusetts Business Corporation Act (the “MBCA”), the Board of Directors (the “Board”) of PTC approved and adopted an amendment and restatement of the Company’s By-Laws (as so amended, the “Amended and Restated By-Laws”), which became effective upon approval. The Amended and Restated By-Laws amend and restate the By-Laws in their entirety to, among other things:
•
Permit virtual only meetings of shareholders;

•
Revise the advance notice provisions of the By-Laws to expand the informational and other requirements for shareholder proponents and director nominees in connection with shareholder proposals and shareholder director nominations;

•
Address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended;

•
Provide processes and procedures for shareholders seeking to call a special meeting of shareholders and obligations and rights of the Board with respect to such requests and the conduct of such meetings;

•
State how abstentions and broker non-votes are treated with respect to the determination of whether a quorum of shareholders exists and of the number of shares voting on a matter;

•
Provide that any shareholder soliciting proxies from other shareholders must use a proxy card color other than white, with the white proxy card being reserved for the exclusive use by the Board;

•
Provide that the Board may adopt such rules, regulations, and procedures as the Board may deem appropriate for the conduct of any meeting of shareholders;

•
Clarify and confirm that the Board, except as otherwise provided by law, and to the extent permitted by law, may limit its exercise of the powers of the corporation pursuant to an agreement approved by the Board;

•
Provide that removal of a director may occur only at a meeting called for the purpose of removing such director, the meeting notice for which must state that the purpose or a purpose of the meeting is the removal of the director; and

•
Make various updates throughout to conform to the MBCA and to make ministerial changes, clarifications, and other conforming revisions.

The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified by reference to the full Amended and Restated By-Laws, which are filed as Exhibit 3.2 to our 2024 Annual Report on Form 10-K.
Transactions with Related Persons
Review of Transactions with Related Persons
We have a written policy regarding the review, approval, and ratification of transactions involving related persons. Related persons include our directors, executive officers, and persons or entities that beneficially own more than 5% of our outstanding common stock and their respective immediate family members as defined in applicable SEC regulations.
Our Audit Committee is responsible for reviewing and approving or ratifying any related party transaction exceeding a specified threshold (unless such transaction involves the compensation of an executive officer whose compensation is reviewed and approved by the Compensation and People Committee). In reviewing such transactions, the Audit Committee considers whether:
•
The transaction has an appropriate business purpose;

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•
It is necessary or desirable for PTC to enter into the transaction at that time;

•
The amount of consideration to be paid or received by PTC is appropriate; and

•
Entering into the transaction with the related person rather than an independent third party is desirable.

All related person transactions described below were reviewed and approved by the Audit Committee in accordance with such policy.
Transactions with Related Persons
Howard Heppelmann served as PTC’s Divisional Vice President, IoT, through May 2024, and as Senior Strategic Advisor, Products, through September 2024. Howard Heppelmann is the brother of James Heppelmann, our former Chief Executive Officer. Howard Heppelmann was never an executive officer of PTC. For 2024, he was paid a salary of $317,423 and an incentive bonus of $126,000, and was granted $249,963 worth of service-based RSUs that were eligible to vest in three equal annual installments. The amounts paid were commensurate with those of his peers. Upon separation from service in October 2024 due to a change in PTC’s IoT strategy, he received a severance payment of $106,615, and, as required by law, a payment of $9,087 for accrued and unused PTO. He also became entitled to a COBRA subsidy for twelve months valued at $24,235, outplacement services valued at $9,100, and continued vesting of 4,257 RSUs held by him on the separation date.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities file reports of ownership and reports of changes in ownership of shares and other equity securities with SEC.
Based solely on our review of written representations provided to us by the reporting persons, we believe that all applicable ownership reporting requirements were complied with in the year ended September 30, 2024, other than Mr. von Staats for whom a Form 4 reporting a gift of 147 shares was filed 10 days late due to the failure of the broker to timely report the transaction to Mr. von Staats.
Help Us Reduce Our Environmental Impact
Eliminate Duplicate Materials Sent to Shareholders Sharing the Same Surname and Address
Shareholders holding their shares in a brokerage account or bank account that share the same surname and address generally receive only one copy of the notice or materials. This practice conserves natural resources and reduces duplicate mailings and associated printing and postage costs. If you would like to receive a separate copy of the notice, our annual report and/or proxy statement, as applicable, or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your notice or proxy card. We will deliver such additional copies promptly upon receipt of such request. Shareholders receiving multiple copies at the same address may request that they receive only one. To do so, please submit your request to the address or phone number that appears on your notice or proxy card.
Elect Electronic Delivery of Proxy Materials
We began providing proxy materials electronically to our shareholders in connection with our 2008 Annual Meeting of Shareholders and provide printed proxy materials only to shareholders that request them. This has reduced the

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number of proxy statements and Annual Reports that are printed each year from 43,000 copies of each document in 2007 to fewer than 2,000 copies of each document each year.
If you currently receive printed copies of our proxy materials and you would like to reduce the environmental impact associated with printing and mailing future proxy materials to you, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the Internet voting instructions on your notice or proxy card and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
By Order of the Board of Directors, AARON C. VON STAATS Secretary January 2, 2025
IMPORTANT NOTICE OF THE INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and our 2024 Annual Report are available to shareholders at proxyvote.com. We made this proxy statement available to shareholders beginning on January 2, 2025.

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APPENDIX A | OPERATING AND NON-GAAP FINANCIAL MEASURES
Operating Measure
ARR (ANNUAL RUN RATE)
ARR represents the annualized value of our portfolio of active subscription software, SaaS, hosting, and support contracts as of the end of the reporting period. We calculate ARR as follows:
•
We consider a contract to be active when the product or service contractual term commences (the “start date”) until the right to use the product or service ends (the “expiration date”). Even if the contract with the customer is executed before the start date, the contract will not count toward ARR until the customer right to receive the benefit of the products or services has commenced.

•
For contracts that include annual values that increase over time, which we refer to as ramp contracts, we include in ARR only the annualized value of components of the contract that are considered active as of the date of the ARR calculation. We do not include any future committed increases in the contract value as of the date of the ARR calculation.

•
As ARR includes only contracts that are active at the end of the reporting period, ARR does not reflect assumptions or estimates regarding future customer renewals or non-renewals.

•
Active contracts are annualized by dividing the total active contract value by the contract duration in days (expiration date minus start date), then multiplying that by 365 days (or 366 days for leap years).

We believe ARR is a valuable operating measure to assess the health of a subscription business because it is aligned with the amount that we invoice the customer on an annual basis. We generally invoice customers annually for the current year of the contract. A customer with a one-year contract will typically be invoiced for the total value of the contract at the beginning of the contractual term, while a customer with a multi-year contract will be invoiced for each annual period at the beginning of each year of the contract.
ARR increases by the annualized value of active contracts that commence in a reporting period and decreases by the annualized value of contracts that expire in the reporting period.
As ARR is not annualized recurring revenue, it is not calculated based on recognized or unearned revenue and is not affected by variability in the timing of revenue under ASC 606, particularly for on-premises license subscriptions where a substantial portion of the total value of the contract is recognized at a point in time upon the later of when the software is made available, or the subscription term commences.
ARR should be viewed independently of recognized and unearned revenue and is not intended to be combined with, or to replace, either of those items. Investors should consider our ARR operating measure only in conjunction with our GAAP financial results.

Non-GAAP Financial Measures
FREE CASH FLOW	Free cash flow is cash flow from operations net of capital expenditures. Free cash flow is not a measure of cash available for discretionary expenditures.
CONSTANT CURRENCY	ARR and cash flow presented on a constant currency basis use the foreign exchange rates in effect on September 30, 2023.

2025 PROXY STATEMENT	A-1

2024 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Annual Meeting Information	Other Governance	Appendix A
Performance Measures Used under Our Executives’ Performance-Based Compensation
We use ARR and adjusted free cash flow as performance measures because these measures exclude items that are not, in our view, indicative of our core operating results or that are not easily predictable for future periods.
ARR	ARR used for executive compensation is constant currency ARR using exchange rates of September 30, 2023.
ADJUSTED FREE CASH FLOW
Adjusted free cash flow is cash provided by operations net of capital expenditures, and application of a restructuring adjustment, foreign exchange rate adjustment, and a tax addback adjustment to eliminate the effect of restructuring payments, foreign exchange rates, and certain tax payments of the course of the year. Adjusted free cash flow is not a measure of cash available for discretionary expenditures.

Calculations and Reconciliations
The following tables show our calculation of Adjusted ARR and reconcile non-GAAP financial measures to the most comparable GAAP financial measure.
	FY23 ($)	FY24 ($)
ARR as reported	1,979	2,255
Foreign exchange rate adjustment	—	(48)
ARR at constant currency	1,979	2,207
ARR for FY24 and FY23 PSUs	1,979	2,207
Growth (%)
ARR growth as reported	14%
Foreign exchange rate growth adjustment	(2)%
ARR growth at constant currency	12%
ARR growth for FY24 and FY23 PSUs	12%
	FY23 ($)	FY24 ($)
Cash from operations	611	750
Capital expenditures	(24)	(14)
Free cash flow for FY24 CIP	587	736
Impact of restructuring payments	1	1
Foreign exchange rate adjustment	(8)	(8)
Non-ordinary course tax addback	10	10
Adjusted free cash flow for FY22 PSUs	590	719
Growth (%)
Growth contribution from free cash flow for FY23 CIP	25%
Restructuring payments growth adjustment	0%
Foreign exchange rate growth adjustment	0%
Non-ordinary course tax addback growth adjustment	(3)%
Adjusted free cash growth for FY22 PSUs	22%

A-2	2025 PROXY STATEMENT

ptc

# PROXY STATEMENT 2025

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PTC INC.121 SEAPORT BOULEVARDBOSTON, MA 02210 SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time the day before the cut-off dateor meeting date. Follow the instructions to obtain your records and to create anelectronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV60404-P19359 PTC INC.The Board of Directors recommends you vote FOR ALLnominees: ForAllWithholdAllFor AllExceptTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.Vote on Directors 1. Elect eight directors to serve until the 2026 AnnualMeeting of Shareholders.Nominees:01) Neil Barua02) Mark Benjamin03) Robert Bernshteyn04) Janice Chaffin05) Amar Hanspal06) Michal Katz07) Paul Lacy08) Corinna Lathan Vote on ProposalsThe Board of Directors recommends you vote FOR the following proposals: 2. Advisory vote to approve the compensation of our named executive officers (say-on-pay).3. Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.For Against Abstain Yes No Please indicate if you plan to attend this meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V60405-P19359 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSPTC INC.PROXY FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERSTO BE HELD ON FEBRUARY 12, 2025.The undersigned, revoking all prior proxies, hereby appoints Aaron von Staats and Catherine Gorecki, or either of them acting singly, asproxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverseside of the ballot, all of the shares of common stock of PTC Inc. ("PTC") that the undersigned is entitled, if personally present, to vote atthe 2025 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Wednesday, February 12, 2025 at PTC Inc., 121 SeaportBoulevard, Boston, MA 02210, and any adjournment or postponement thereof.You may vote at the Annual Meeting if you were a PTC shareholder at the close of business on December 13, 2024. Your attendanceat the Annual Meeting will not be deemed to revoke this proxy unless you revoke this proxy in writing and vote in person at theAnnual Meeting. Along with this proxy, we are sending you Notice of the Annual Meeting and the related Proxy Statement, as wellas our Annual Report to Shareholders, including our Annual Report on Form 10-K with our financial statements, for the year endedSeptember 30, 2024.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THE SIGNED PROXYIS RETURNED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THEBOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE INTHEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.CONTINUED AND TO BE SIGNED ON REVERSE SIDEPLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE